EXHIBIT 10.4



(Multicurrency--Cross Border)


                                    ISDA(R)
                 International Swap Dealers Association, Inc.
                               MASTER AGREEMENT

                         dated as of [         ], 200[ ]

                                     among

[                     ]  and        [Name and ABN of Issuer Trustee]
                                     as trustee for the National RMBS
                                     Trust 200[  ] - [  ]


               (Party A)                                  (Party B)


                         and

National Global MBS Manager Pty Ltd
(ABN 36 102 668 226)
(Global Trust Manager)

have entered and/or anticipate entering into one or more transactions (each a "Transaction") that are or will be governed by this Master Agreement, which includes the schedule (the "Schedule"), and the documents and other confirming evidence (each a "Confirmation") exchanged between the parties confirming those Transactions. Accordingly, the parties agree as follows: --

1. Interpretation

(a) Definitions. The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b) Inconsistency. In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail. In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purpose of the relevant Transaction.

(c) Single Agreement. All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this "Agreement"), and the parties would not otherwise enter into any Transactions.

2.    Obligations

(a)   General Conditions.

      (i) Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

      (ii) Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency. Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

      (iii) Each obligation of each party under Section 2(a)(i) is subject to
      (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing, (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and (3) each other applicable condition precedent specified in this Agreement.

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(b)   Change of Account. Either party may change its account for receiving a payment or delivery by giving notice to the other party at least five Local Business Days prior to the scheduled date for the payment or delivery to which such change applies unless such other party gives timely notice of a reasonable objection to such change.

(c)   Netting. If on any date amounts would otherwise be payable: --

      (i) in the same currency; and

      (ii) in respect of the same Transaction,

by each party to the other, then, on such date, each party's obligation to make payment of any such amount will be automatically satisfied and discharged and, if the aggregate amount that would otherwise have been payable by one party exceeds the aggregate amount that would otherwise have been payable by the other party, replaced by an obligation upon the party by whom the larger aggregate amount would have been payable to pay to the other party the excess of the larger aggregate amount over the smaller aggregate amount.

The parties may elect in respect of two or more Transactions that a net amount will be determined in respect of all amounts payable on the same date in the same currency in respect of such Transactions, regardless of whether such amounts are payable in respect of the same Transaction. The election may be made in the Schedule or a Confirmation by specifying that subparagraph (ii) above will not apply to the Transactions identified as being subject to the election, together with the starting date (in which case subparagraph (ii) above will not, or will cease to, apply to such Transactions from such date). This election may be made separately for different groups of Transactions and will apply separately to each pairing of Offices through which the parties make and receive payments or deliveries.

(d)   Deduction or Withholding for Tax.

      (i) Gross-Up. All payments under this Agreement will be made without any deduction or withholding for or on account of any Tax unless such deduction or withholding is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, then in effect. If a party is so required to deduct or withhold, then that party ("X") will: --

            (1)   promptly notify the other party ("Y") of such requirement;

            (2) pay to the relevant authorities the full amount required to be deducted or withheld (including the full amount required to be deducted or withheld from any additional amount paid by X to Y under this Section 2(d)) promptly upon the earlier of determining that such deduction or withholding is required or receiving notice that such amount has been assessed against Y;

            (3) promptly forward to Y an official receipt (or a certified copy), or other documentation reasonably acceptable to Y, evidencing such payment to such authorities; and

            (4) if such Tax is an Indemnifiable Tax, pay to Y, in addition to the payment to which Y is otherwise entitled under this Agreement, such additional amount as is necessary to ensure that the net amount actually received by Y (free and clear of Indemnifiable Taxes, whether assessed against X or Y) will equal the Full amount Y would have received had no such deduction or withholding been required. However, X will not be required to pay any additional amount to Y to the extent that it would not be required to be paid but for: --

                  (A) the failure by Y to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d); or

                  (B) the failure of a representation made by Y pursuant to
                  Section 3(f) to be accurate and true unless such failure would not have occurred but for (I) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (II) a Change in Tax Law.

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


      (ii)  Liability. If: --

            (1) X is required by any applicable law, as modified by the practice of any relevant governmental revenue authority, to make any deduction or withholding in respect of which X would not be required to pay an additional amount to Y under Section 2(d)(i)(4);

            (2) X does not so deduct or withhold; and

            (3) a liability resulting from such Tax is assessed directly against X,

      then, except to the extent Y has satisfied or then satisfies the liability resulting from such Tax, Y will promptly pay to X the amount of such liability (including any related liability for interest, but including any related liability for penalties only if Y has failed to comply with or perform any agreement contained in Section 4(a)(i), 4(a)(iii) or 4(d)).

(e) Default Interest; Other Amounts. Prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party that defaults in the performance of any payment obligation will, to the extent permitted by law and subject to Section 6(c), be required to pay interest (before as well as after judgment) on the overdue amount to the other party on demand in the same currency as such overdue amount, for the period from (and including) the original due date for payment to (but excluding) the date of actual payment, at the Default Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed. If, prior to the occurrence or effective designation of an Early Termination Date in respect of the relevant Transaction, a party defaults in the performance of any obligation required to be settled by delivery, it will compensate the other party on demand if and to the extent provided for in the relevant Confirmation or elsewhere in this Agreement.

3.    Representations

Each party represents to the other party (which representations will be deemed to be repeated by each party on each date on which a Transaction is entered into and, in the case of the representations in Section 3(f), at all times until the termination of this Agreement) that: --

(a)   Basic Representations.

      (i) Status. It is duly organised and validly existing under the laws of the jurisdiction of its organisation or incorporation and, if relevant under such laws, in good standing;

      (ii) Powers. It has the power to execute this Agreement and any other documentation relating to this Agreement to which it is a party, to deliver this Agreement and any other documentation relating to this Agreement that it is required by this Agreement to deliver and to perform its obligations under this Agreement and any obligations it has under any Credit Support Document to which it is a party and has taken all necessary action to authorise such execution, delivery and performance;

      (iii) No Violation or Conflict. Such execution, delivery and performance do not violate or conflict with any law applicable to it, any provision of its constitutional documents, any order or judgment of any court or other agency of government applicable to it or any of its assets or any contractual restriction binding on or affecting it or any of its assets;

      (iv) Consents. All governmental and other consents that are required to have been obtained by it with respect to this Agreement or any Credit Support Document to which it is a party have been obtained and are in full force and effect and all conditions of any such consents have been complied with; and

      (v) Obligations Binding. Its obligations under this Agreement and any Credit Support Document to which it is a party constitute its legal, valid and binding obligations, enforceable in accordance with their respective terms (subject to applicable bankruptcy, reorganisation, insolvency, moratorium or similar laws affecting creditors' rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).


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(b) Absence of Certain Events. No Event of Default or Potential Event of
Default or, to its knowledge, Termination Event with respect to it has occurred and is continuing and no such event or circumstance would occur as a result of its entering into or perforating its obligations under this Agreement or any Credit Support Document to which it is a party.

(c) Absence of Litigation. There is not pending or, to its knowledge, threatened against it or any of its Affiliates any action, suit or proceeding at law or in equity or before any court, tribunal, governmental body, agency or official or any arbitrator that is likely to affect the legality, validity or enforceability against it of this Agreement or any Credit Support Document to which it is a party or its ability to perform its obligations under this Agreement or such Credit Support Document.

(d) Accuracy of Specified Information. All applicable information that is furnished in writing by or on behalf of it to the other party and is identified for the purpose of this Section 3(d) in the Schedule is, as of the date of the information, true, accurate and complete in every material respect.

(e) Payer Tax Representation. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(e) is accurate and true.

(f) Payee Tax Representations. Each representation specified in the Schedule as being made by it for the purpose of this Section 3(f) is accurate and true.

4.    Agreements

Each party agrees with the other that, so long as either party has or may have any obligation under this Agreement or under any Credit Support Document to which it is a party: --

(a) Furnish Specified Information. It will deliver to the other party or, in certain cases under subparagraph (iii) below, to such government or taxing authority as the other party reasonably directs: --

      (i) any forms, documents or certificates relating to taxation specified in the Schedule or any Confirmation;

      (ii) any other documents specified in the Schedule or any Confirmation;
      and

      (iii) upon reasonable demand by such other party, any form or document that may be required or reasonably requested in writing in order to allow such other party or its Credit Support Provider to make a payment under this Agreement or any applicable Credit Support Document without any deduction or withholding for or on account of any Tax or with such deduction or withholding at a reduced rate (so long as the completion, execution or submission of such form or document would not materially prejudice the legal or commercial position of the party in receipt of such demand), with any such form or document to be accurate and completed in a manner reasonably satisfactory to such other party and to be executed and to be delivered with any reasonably required certification, in each case by the date specified in the Schedule or such Confirmation or, if none is specified, as soon as reasonably practicable.

(b) Maintain Authorisations. It will use all reasonable efforts to maintain in full force and effect all consents of any governmental or other authority that are required to be obtained by it with respect to this Agreement or any Credit Support Document to which it is a party and will use all reasonable efforts to obtain any that may become necessary in the future.

(c) Comply with Laws. It will comply in all material respects with all applicable laws and orders to which it may be subject if failure so to comply would materially impair its ability to perform its obligations under this Agreement or any Credit Support Document to which it is a party.

(d) Tax Agreement. It will give notice of any failure of a representation made by it under Section 3(f) to be accurate and true promptly upon learning of such failure.

(e) Payment of Stamp Tax. Subject to Section 11, it will pay any Stamp Tax levied or imposed upon it or in respect of its execution or performance of this Agreement by a jurisdiction in which it is incorporated,

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

organised, managed and controlled, or considered to have its seat, or in which a branch or office through which it is acting for the purpose of this Agreement is located ("Stamp Tax Jurisdiction") and will indemnify the other party against any Stamp Tax levied or imposed upon the other party or in respect of the other party's execution or performance of this Agreement by any such Stamp Tax Jurisdiction which is not also a Stamp Tax Jurisdiction with respect to the other party.

5.    Events of Default and Termination Events

(a) Events of Default. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified Entity of such party of any of the following events constitutes an event of default (an "Event of Default") with respect to such party: --

      (i) Failure to Pay or Deliver. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied on or before the third Local Business Day after notice of such failure is given to the party;

      (ii) Breach of Agreement. Failure by the party to comply with or perform any agreement or obligation (other than an obligation to make any payment under this Agreement or delivery under Section 2(a)(i) or 2(c) or to give notice of a Termination Event or any agreement or obligation under Section 4(a)(i), 4(a)(iii) or 4(d)) to be complied with or performed by the party in accordance with this Agreement if such failure is not remedied on or before the thirtieth day after notice of such failure is given to the party;

      (iii) Credit Support Default.

            (1) Failure by the party or any Credit Support Provider of such party to comply with or perform any agreement or obligation to be complied with or performed by it in accordance with any Credit Support Document if such failure is continuing after any applicable grace period has elapsed;

            (2) the expiration or termination of such Credit Support Document or the failing or ceasing of such Credit Support Document to be in full force and effect for the purpose of this Agreement (in either case other than in accordance with its terms) prior to the satisfaction of all obligations of such party under each Transaction to which such Credit Support Document relates without the written consent of the other party; or

            (3) the party or such Credit Support Provider disaffirms, disclaims, repudiates or rejects, in whole or in part, or challenges the validity of, such Credit Support Document;

      (iv) Misrepresentation. A representation (other than a representation under Section 3(e) or (f)) made or repeated or deemed to have been made or repeated by the party or any Credit Support Provider of such party in this Agreement or any Credit Support Document proves to have been incorrect or misleading in any material respect when made or repeated or deemed to have been made or repeated;

      (v) Default under Specified Transaction. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party
      (1) defaults under a Specified Transaction and, after giving effect to any applicable notice requirement or grace period, there occurs a liquidation of, an acceleration of obligations under, or an early termination of, that Specified Transaction, (2) defaults, after giving effect to any applicable notice requirement or grace period, in making any payment or delivery due on the last payment, delivery or exchange date of, or any payment on early termination of, a Specified Transaction (or such default continues for at least three Local Business Days if there is no applicable notice requirement or grace period) or (3) disaffirms, disclaims, repudiates or rejects, in whole or in part, a Specified Transaction (or such action is taken by any person or entity appointed or empowered to operate it or act on its behalf);

      (vi) Cross Default. If "Cross Default" is specified in the Schedule as applying to the party, the occurrence or existence of (1) a default, event of default or other similar condition or event (however

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

      described) in respect of such party, any Credit Support Provider of such party or any applicable Specified Entity of such party under one or more agreements or instruments relating to Specified Indebtedness of any of them (individually or collectively) in an aggregate amount of not less than the applicable Threshold Amount (as specified in the Schedule) which has resulted in such Specified Indebtedness becoming, or becoming capable at such time of being declared, due and payable under such agreements or instruments, before it would otherwise have been due and payable or (2) a default by such party, such Credit Support Provider or such Specified Entity (individually or collectively) in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable Threshold Amount under such agreements or instruments (after giving effect to any applicable notice requirement or grace period);

      (vii) Bankruptcy. The party, any Credit Support Provider of such party or any applicable Specified Entity of such party: --

            (1) is dissolved (other than pursuant to a consolidation, amalgamation or merger); (2) becomes insolvent or is unable to pay its debts or fails or admits in writing its inability generally to pay its debts as they become due; (3) makes a general assignment, arrangement or composition with or for the benefit of its creditors; (4) institutes or has instituted against it a proceeding seeking a judgment of insolvency or bankruptcy or any other relief under any bankruptcy or insolvency law or other similar law affecting creditors' rights, or a petition is presented for its winding-up or liquidation, and, in the case of any such proceeding or petition instituted or presented against it, such proceeding or petition (A) results in a judgment of insolvency or bankruptcy or the entry of an order for relief or the making of an order for its winding-up or liquidation or (B) is not dismissed, discharged, stayed or restrained in each case within 30 days of the institution or presentation thereof, (5) has a resolution passed for its winding-up, official management or liquidation (other than pursuant to a consolidation, amalgamation or merger); (6) seeks or becomes subject to the appointment of an administrator, provisional liquidator, conservator, receiver, trustee, custodian or other similar official for it or for all or substantially all its assets; (7) has a secured party take possession of all or substantially all its assets or has a distress, execution, attachment, sequestration or other legal process levied, enforced or sued on or against all or substantially all its assets and such secured party maintains possession, or any such process is not dismissed, discharged, stayed or restrained, in each case within 30 days thereafter; (8) causes or is subject to any event with respect to it which, under the applicable laws of any jurisdiction, has an analogous effect to any of the events specified in clauses (1) to (7) (inclusive); or (9) takes any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the foregoing acts; or

      (viii) Merger Without Assumption. The party or any Credit Support Provider of such party consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and, at the time of such consolidation, amalgamation, merger or transfer: --

            (1) the resulting, surviving or transferee entity fails to assume all the obligations of such party or such Credit Support Provider under this Agreement or any Credit Support Document to which it or its predecessor was a party by operation of law or pursuant to an agreement reasonably satisfactory to the other party to this Agreement; or

            (2) the benefits of any Credit Support Document fail to extend (without the consent of the other party) to the performance by such resulting, surviving or transferee entity of its obligations under this Agreement.

(b) Termination Events. The occurrence at any time with respect to a party or, if applicable, any Credit Support Provider of such party or any Specified
Entity of such party of any event specified below constitutes an Illegality if the event is specified in (i) below, a Tax Event if the event is specified in
(ii) below or a Tax Event Upon Merger if the event is specified in (iii) below, and, if specified to be applicable, a Credit Event

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Upon Merger if the event is specified pursuant to (iv) below or an Additional
Termination Event if the event is specified pursuant to (v) below: --

      (i) Illegality. Due to the adoption of, or any change in, any applicable law after the date on which a Transaction is entered into, or due to the promulgation of, or any change in, the interpretation by any court, tribunal or regulatory authority with competent jurisdiction of any applicable law after such date, it becomes unlawful (other than as a result of a breach by the party of Section 4(b)) for such party (which will be the Affected Party): --

            (1) to perform any absolute or contingent obligation to make a payment or delivery or to receive a payment or delivery in respect of such Transaction or to comply with any other material provision of this Agreement relating to such Transaction; or

            (2) to perform, or for any Credit Support Provider of such party to perform, any contingent or other obligation which the party (or such Credit Support Provider) has under any Credit Support Document relating to such Transaction;

      (ii) Tax Event. Due to (x) any action taken by a taxing authority, or brought in a court of competent jurisdiction, on or after the date on which a Transaction is entered into (regardless of whether such action is taken or brought with respect to a party to this Agreement) or (y) a Change in Tax Law, the party (which will be the Affected Party) will, or there is a substantial likelihood that it will, on the next succeeding Scheduled Payment Date (1) be required to pay to the other party an additional amount in respect of an Indemnifiable Tax under Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount is required to be deducted or withheld for or on account of a Tax (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) and no additional amount is required to be paid in respect of such Tax under Section 2(d)(i)(4) (other than by reason of Section 2(d)(i)(4)(A) or (B));

      (iii) Tax Event Upon Merger. The party (the "Burdened Party") on the next succeeding Scheduled Payment Date will either (1) be required to pay an additional amount in respect of an Indemnifiable Tax under
      Section 2(d)(i)(4) (except in respect of interest under Section 2(e), 6(d)(ii) or 6(e)) or (2) receive a payment from which an amount has been deducted or withheld for or on account of any Indemnifiable Tax in respect of which the other party is not required to pay an additional amount (other than by reason of Section 2(d)(i)(4)(A) or (B)), in either case as a result of a party consolidating or amalgamating with, or merging with or into, or transferring all or substantially all its assets to, another entity (which will be the Affected Party) where such action does not constitute an event described in Section 5(a)(viii);

      (iv) Credit Event Upon Merger. If "Credit Event Upon Merger" is specified in the Schedule as applying to the party, such party ("X"), any Credit Support Provider of X or any applicable Specified Entity of X consolidates or amalgamates with, or merges with or into, or transfers all or substantially all its assets to, another entity and such action does not constitute an event described in Section 5(a)(viii) but the creditworthiness of the resulting, surviving or transferee entity is materially weaker than that of X, such Credit Support Provider or such Specified Entity, as the case may be, immediately prior to such action (and, in such event, X or its successor or transferee, as appropriate, will be the Affected Party); or

      (v) Additional Termination Event. If any "Additional Termination Event" is specified in the Schedule or any Confirmation as applying, the occurrence of such event (and, in such event, the Affected Party or Affected Parties shall be as specified for such Additional Termination Event in the Schedule or such Confirmation).

(c) Event of Default and Illegality. If an event or circumstance which would otherwise constitute or give rise to an Event of Default also constitutes an Illegality, it will be treated as an Illegality and will not constitute an Event of Default.


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6.    Early Termination

(a) Right to Terminate Following Event of Default. If at any time an Event of Default with respect to a party (the "Defaulting Party") has occurred and is then continuing, the other party (the "Non-defaulting Party") may, by not more than 20 days notice to the Defaulting Party specifying the relevant Event of Default, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all outstanding Transactions. If, however, "Automatic Early Termination" is specified in the Schedule as applying to a party, then an Early Termination Date in respect of all outstanding Transactions will occur immediately upon the occurrence with respect to such party of an Event of Default specified in Section
5(a)(vii)(1), (3), (5), (6) or, to the extent analogous thereto, (8), and as of the time immediately preceding the institution of the relevant proceeding or the presentation of the relevant petition upon the occurrence with respect to such party of an Event of Default specified in Section 5(a)(vii)(4) or, to the extent analogous thereto, (8).

(b)   Right to Terminate Following Termination Event.

      (i) Notice. If a Termination Event occurs, an Affected Party will, promptly upon becoming aware of it, notify the other party, specifying the nature of that Termination Event and each Affected Transaction and will also give such other information about that Termination Event as the other party may reasonably require.

      (ii)  Transfer to avoid Termination Event. If either an Illegality under
      Section 5(b)(i)(1) or a Tax Event occurs and there is only one Affected Party, or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party, the Affected Party will, as a condition to its right to designate an Early Termination Date under Section 6(b)(iv), use all reasonable efforts (which will not require such party to incur a loss, excluding immaterial, incidental expenses) to transfer within 20 days after it gives notice under Section 6(b)(i) all its rights and obligations under this Agreement in respect of the Affected Transactions to another of its Offices or Affiliates so that such Termination Event ceases to exist.

      If the Affected Party is not able to make such a transfer it will give notice to the other party to that effect within such 20 day period, whereupon the other party may effect such a transfer within 30 days after the notice is given under Section 6(b)(i).

      Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld if such other party's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed.

      (iii) Two Affected Parties. If an Illegality under Section 5(b)(i)(1) or a Tax Event occurs and there are two Affected Parties, each party will use all reasonable efforts to reach agreement within 30 days after notice thereof is given under Section 6(b)(i) on action to avoid that Termination Event.

      (iv) Right to Terminate If: --

            (1)   a transfer under Section 6(b)(ii) or an agreement under
            Section 6(b)(iii), as the case may be, has not been effected with respect to all Affected Transactions within 30 days after an Affected Party gives notice under Section 6(b)(i); or

            (2) an Illegality under Section 5(b)(i)(2), a Credit Event Upon Merger or an Additional Termination Event occurs, or a Tax Event Upon Merger occurs and the Burdened Party is not the Affected Party, either party in the case of an Illegality, the Burdened Party in the case of a Tax Event Upon Merger, any Affected Party in the case of a Tax Event or an Additional Termination Event if there is more than one Affected Party, or the party which is not the Affected Party in the case of a Credit Event Upon Merger or an Additional Termination Event if there is only one Affected Party may, by not more than 20 days notice to the other party and provided that the relevant Termination Event is then

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      continuing, designate a day not earlier than the day such notice is effective as an Early Termination Date in respect of all Affected Transactions.

(c)   Effect of Designation.

      (i)   If notice designating an Early Termination Date is given under
      Section 6(a) or (b), the Early Termination Date will occur on the date so designated, whether or not the relevant Event of Default or Termination Event is then continuing.

      (ii) Upon the occurrence or effective designation of an Early Termination Date, no further payments or deliveries under Section 2(a)(i) or 2(e) in respect of the Terminated Transactions will be required to be made, but without prejudice to the other provisions of this Agreement. The amount, if any, payable in respect of an Early Termination Date shall be determined pursuant to Section 6(e).

(d)   Calculations.

      (i) Statement. On or as soon as reasonably practicable following the occurrence of an Early Termination Date, each party will make the calculations on its part, if any, contemplated by Section 6(e) and will provide to the other party a statement (1) showing, in reasonable detail, such calculations (including all relevant quotations and specifying any amount payable under Section 6(e)) and (2) giving details of the relevant account to which any amount payable to it is to be paid. In the absence of written confirmation from the source of a quotation obtained in determining a Market Quotation, the records of the party obtaining such quotation will be conclusive evidence of the existence and accuracy of such quotation.

      (ii) Payment Date. An amount calculated as being due in respect of any Early Termination Date under Section 6(e) will be payable on the day that notice of the amount payable is effective (in the case of an Early Termination Date which is designated or occurs as a result of an Event of Default) and on the day which is two Local Business Days after the day on which notice of the amount payable is effective (in the case of an Early Termination Date which is designated as a result of a Termination Event). Such amount will be paid together with (to the extent permitted under applicable law) interest thereon (before as well as after judgment) in the Termination Currency, from (and including) the relevant Early Termination Date to (but excluding) the date such amount is paid, at the Applicable Rate. Such interest will be calculated on the basis of daily compounding and the actual number of days elapsed.

(e) Payments on Early Termination. If an Early Termination Date occurs, the following provisions shall apply based on the parties' election in the Schedule of a payment measure, either "Market Quotation" or "Loss", and a payment method, either the "First Method" or the "Second Method". If the parties fail to designate a payment measure or payment method in the Schedule, it will be deemed that "Market Quotation" or the "Second Method", as the case may be, shall apply. The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.

      (i) Events of Default. If the Early Termination Date results from an Event of Default: --

            (1) First Method and Market Quotation. If the First Method and Market Quotation apply, the Defaulting Party will pay to the Non-defaulting Party the excess, if a positive number, of (A) the sum of the Settlement Amount (determined by the Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party over (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party.

            (2) First Method and Loss. If the First Method and Loss apply, the Defaulting Party will pay to the Non-defaulting Party, if a positive number, the Non-defaulting Party's Loss in respect of this Agreement.

            (3) Second Method and Market Quotation. If the Second Method and Market Quotation apply, an amount will be payable equal to (A) the sum of the Settlement Amount (determined by the

            Non-defaulting Party) in respect of the Terminated Transactions and the Termination Currency Equivalent of the Unpaid Amounts owing to the Non-defaulting Party less (B) the Termination Currency Equivalent of the Unpaid Amounts owing to the Defaulting Party. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

            (4) Second Method and Loss. If the Second Method and Loss apply, an amount will be payable equal to the Non-defaulting Party's Loss in respect of this Agreement. If that amount is a positive number, the Defaulting Party will pay it to the Non-defaulting Party; if it is a negative number, the Non-defaulting Party will pay the absolute value of that amount to the Defaulting Party.

      (ii) Termination Events. If the Early Termination Date results from a Termination Event: --

            (1) One Affected Party. If there is one Affected Party, the amount payable will be determined in accordance with Section 6(e)(i)(3), if Market Quotation applies, or Section 6(e)(i)(4), if Loss applies, except that, in either case, references to the Defaulting Party and to the Non-defaulting Party will be deemed to be references to the Affected Party and the party which is not the Affected Party, respectively, and, if Loss applies and fewer than all the Transactions are being terminated, Loss shall be calculated in respect of all Terminated Transactions.

            (2)   Two Affected Parties. If there are two Affected Parties: --

                  (A) if Market Quotation applies, each party will determine a Settlement Amount in respect of the Terminated Transactions, and an amount will be payable equal to (I) the sum of (a) one-half of the difference between the Settlement Amount of the party with the higher Settlement Amount ("X") and the Settlement Amount of the party with the lower Settlement Amount ("Y") and (b) the Termination Currency Equivalent of the Unpaid Amounts owing to X less (II) the Termination Currency Equivalent of the Unpaid Amounts owing to Y; and

                  (B) if Loss applies, each party will determine its Loss in respect of this Agreement (or, if fewer than all the Transactions are being terminated, in respect of all Terminated Transactions) and an amount will be payable equal to one-half of the difference between the Loss of the party with the higher Loss ("X") and the Loss of the party with the lower Loss ("Y").

            If the amount payable is a positive number, Y will pay it to X; if it is a negative number, X will pay the absolute value of that amount to Y

      (iii) Adjustment for Bankruptcy. In circumstances where an Early Termination Date occurs because "Automatic Early Termination" applies in respect of a party, the amount determined under this Section 6(e) will be subject to such adjustments as are appropriate and permitted by law to reflect any payments or deliveries made by one party to the other under this Agreement (and retained by such other party) during the period from the relevant Early Termination Date to the date for payment determined under Section 6(d)(ii).

      (iv) Pre-Estimate. The parties agree that if Market Quotation applies an amount recoverable under this Section 6(e) is a reasonable pre-estimate of loss and not a penalty. Such amount is payable for the loss of bargain and the loss of protection against future risks and except as otherwise provided in this Agreement neither party will be entitled to recover any additional damages as a consequence of such losses.

7.    Transfer

Subject to Section 6(b)(ii), neither this Agreement nor any interest or obligation in or under this Agreement may be transferred (whether by way of security or otherwise) by either party without the prior written consent of the other party, except that: --

(a) a party may make such a transfer of this Agreement pursuant to a consolidation or amalgamation with, or merger with or into, or transfer of all or substantially all its assets to, another entity (but without prejudice to any other right or remedy under this Agreement); and

(b) a party may make such a transfer of all or any part of its interest in any amount payable to it from a Defaulting Party under Section 6(e).

Any purported transfer that is not in compliance with this Section will be void.

8. Contractual Currency

(a) Payment in the Contractual Currency. Each payment under this Agreement will be made in the relevant currency specified in this Agreement for that payment (the "Contractual Currency"). To the extent permitted by applicable law, any obligation to make payments under this Agreement in the Contractual Currency will not be discharged or satisfied by any tender in any currency other than the Contractual Currency, except to the extent such tender results in the actual receipt by the party to which payment is owed, acting in a reasonable manner and in good faith in converting the currency so tendered into the Contractual Currency, of the full amount in the Contractual Currency of all amounts payable in respect of this Agreement. If for any reason the amount in the Contractual Currency so received falls short of the amount in the Contractual Currency payable in respect of this Agreement, the party required to make the payment will, to the extent permitted by applicable law, immediately pay such additional amount in the Contractual Currency as may be necessary to compensate for the shortfall. If for any reason the amount in the Contractual Currency so received exceeds the amount in the Contractual Currency payable in respect of this Agreement, the party receiving the payment will refund promptly the amount of such excess.

(b) Judgments. To the extent permitted by applicable law, if any judgment or order expressed in a currency other than the Contractual Currency is rendered
(i) for the payment of any amount owing in respect of this Agreement, (ii) for the payment of any amount relating to any early termination in respect of this Agreement or (iii) in respect of a judgment or order of another court for the payment of any amount described in (i) or (ii) above, the party seeking recovery, after recovery in full of the aggregate amount to which such party is entitled pursuant to the judgment or order, will be entitled to receive immediately from the other party the amount of any shortfall of the Contractual Currency received by such party as a consequence of sums paid in such other currency and will refund promptly to the other party any excess of the Contractual Currency received by such party as a consequence of sums paid in such other currency if such shortfall or such excess arises or results from any variation between the rate of exchange at which the Contractual Currency is convened into the currency of the judgment or order for the purposes of such judgment or order and the rate of exchange at which such party is able, acting in a reasonable manner and in good faith in converting the currency received into the Contractual Currency, to purchase the Contractual Currency with the amount of the currency of the judgment or order actually received by such party. The term "rate of exchange" includes, without limitation, any premiums and costs of exchange payable in connection with the purchase of or conversion into the Contractual Currency.

(c) Separate Indemnities. To the extent permitted by applicable law, these indemnities constitute separate and independent obligations from the other obligations in this Agreement, will be enforceable as separate and independent causes of action, will apply notwithstanding any indulgence granted by the party to which any payment is owed and will not be affected by judgment being obtained or claim or proof being made for any other sums payable in respect of this Agreement.

(d) Evidence of Loss. For the purpose of this Section 8, it will be sufficient for a party to demonstrate that it would have suffered a loss had an actual exchange or purchase been made.

9.    Miscellaneous

(a) Entire Agreement. This Agreement constitutes the entire agreement and understanding of the parties with respect to its subject matter and supersedes all oral communication and prior writings with respect thereto.

(b) Amendments. No amendment, modification or waiver in respect of this Agreement will be effective unless in writing (including a writing evidenced by a facsimile transmission) and executed by each of the parties or confirmed by an exchange of telexes or electronic messages on an electronic messaging system.

(c) Survival of Obligations. Without prejudice to Sections 2(a)(iii) and 6(c)(ii), the obligations of the parties under this Agreement will survive the termination of any Transaction.

(d) Remedies Cumulative. Except as provided in this Agreement, the rights, powers, remedies and privileges provided in this Agreement are cumulative and not exclusive of any rights, powers, remedies and privileges provided by law.

(e)   Counterparts and Confirmations.

      (i) This Agreement (and each amendment, modification and waiver in respect of it) may be executed and delivered in counterparts (including by facsimile transmission), each of which will be deemed an original.

      (ii) The parties intend that they are legally bound by the terms of each Transaction from the moment they agree to those terms (whether orally or otherwise). A Confirmation shall be entered into as soon as practicable and may be executed and delivered in counterparts (including by facsimile transmission) or be created by an exchange of telexes or by an exchange of electronic messages on an electronic messaging system, which in each case will be sufficient for all purposes to evidence a binding supplement to this Agreement. The parties will specify therein or through another effective means that any such counterpart, telex or electronic message constitutes a Confirmation.

(f) No Waiver of Rights. A failure or delay in exercising any right, power or privilege in respect of this Agreement will not be presumed to operate as a waiver, and a single or partial exercise of any right, power or privilege will not be presumed to preclude any subsequent or further exercise, of that right, power or privilege or the exercise of any other right, power or privilege.

(g) Headings. The headings used in this Agreement are for convenience of reference only and are not to affect the construction of or to be taken into consideration in interpreting this Agreement.

10.   Offices; Multibranch Parties

(a) If Section 10(a) is specified in the Schedule as applying, each party that enters into a Transaction through an Office other than its head or home office represents to the other party that, notwithstanding the place of booking office or jurisdiction of incorporation or organisation of such party, the obligations of such party are the same as if it had entered into the Transaction through its head or home office. This representation will be deemed to be repeated by such party on each date on which a Transaction is entered into.

(b) Neither party may change the Office through which it makes and receives payments or deliveries for the purpose of a Transaction without the prior written consent of the other party.

(c) If a party is specified as a Multibranch Party in the Schedule, such Multibranch Party may make and receive payments or deliveries under any Transaction through any Office listed in the Schedule, and the Office through which it makes and receives payments or deliveries with respect to a Transaction will be specified in the relevant Confirmation.

11.   Expenses

A Defaulting Party will, on demand, indemnify and hold harmless the other party for and against all reasonable out-of-pocket expenses, including legal fees and Stamp Tax, incurred by such other party by reason of the enforcement and protection of its rights under this Agreement or any Credit Support Document to which the Defaulting Party is a party or by reason of the early termination of any Transaction, including, but not limited to, costs of collection.

12.   Notices

(a) Effectiveness. Any notice or other communication in respect of this Agreement may be given in any manner set forth below (except that a notice or other communication under Section 5 or 6 may not be given by facsimile transmission or electronic messaging system) to the address or number or in accordance with the electronic messaging system details, provided (see the Schedule) and will be deemed effective as indicated: --

      (i) if in writing and delivered in person or by courier, on the date it is delivered;

      (ii) if sent by telex, on the date the recipient's answer back is received;

      (iii) if sent by facsimile transmission, on the date that transmission is received by a responsible employee of the recipient in legible form (it being agreed that the burden of proving receipt will be on the sender and will not be met by a transmission report generated by the sender's facsimile machine);

      (iv) if sent by certified or registered mail (airmail, if overseas) or the equivalent (return receipt requested), on the date that mail is delivered or its delivery is attempted; or

      (v) if sent by electronic messaging system, on the date that electronic message is received,

unless the date of that delivery (or attempted delivery) or that receipt, as applicable, is not a Local Business Day or that communication is delivered (or attempted) or received, as applicable, after the close of business on a Local Business Day, in which case that communication shall be deemed given and effective on the first following day that is a Local Business Day.

(b) Change of Addresses. Either party may by notice to the other change the address, telex or facsimile number or electronic messaging system details at which notices or other communications are to be given to it.

13.   Governing Law and Jurisdiction

(a) Governing Law. This Agreement will be governed by and construed in accordance with the law specified in the Schedule.

(b) Jurisdiction. With respect to any suit, action or proceedings relating to this Agreement ("Proceedings"), each party irrevocably: --

      (i) submits to the jurisdiction of the English courts, if this Agreement is expressed to be governed by English law, or to the non-exclusive jurisdiction of the courts of the State of New York and the United
      States District Court located in the Borough of Manhattan in New York City, if this Agreement is expressed to be governed by the laws of the State of New York; and

      (ii) waives any objection which it may have at any time to the laying of venue of any Proceedings brought in any such court, waives any claim that such Proceedings have been brought in an inconvenient forum and further waives the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over such party.

Nothing in this Agreement precludes either party from bringing Proceedings in any other jurisdiction (outside, if this Agreement is expressed to be governed by English law, the Contracting States, as defined in Section 1(3) of the Civil Jurisdiction and Judgments Act 1982 or any modification, extension or re-enactment thereof for the time being in force) nor will the bringing of Proceedings in any one or more jurisdictions preclude the bringing of Proceedings in any other jurisdiction.

(c) Service of Process. Each party irrevocably appoints the Process Agent (if any) specified opposite its name in the Schedule to receive, for it and on its behalf, service of process in any Proceedings. If for any reason any party's Process Agent is unable to act as such, such party will promptly notify the other party and within 30 days appoint a substitute process agent acceptable to the other party. The parties irrevocably consent to service of process given in the manner provided for notices in Section 12. Nothing in this Agreement will affect the right of either party to serve process in any other manner permitted by law.

(d) Waiver of Immunities. Each party irrevocably waives, to the fullest extent permitted by applicable law, with respect to itself and its revenues and assets (irrespective of their use or intended use), all immunity on the grounds of sovereignty or other similar grounds from (i) suit, (ii) jurisdiction of any court, (iii) relief by way of injunction, order for specific performance or for recovery of property, (iv) attachment of its assets (whether before or after judgment) and (v) execution or enforcement of any judgment to which it or its revenues or assets might otherwise be entitled in any Proceedings in the courts of any jurisdiction and irrevocably agrees, to the extent permitted by applicable law, that it will not claim any such immunity in any Proceedings.

14.   Definitions

As used in this Agreement: --

"Additional Termination Event" has the meaning specified in Section 5(b).

"Affected Party" has the meaning specified in Section 5(b).

"Affected Transactions" means (a) with respect to any Termination Event consisting of an Illegality, Tax Event or Tax Event Upon Merger, all Transactions affected by the occurrence of such Termination Event and (b) with respect to any other Termination Event, all Transactions.

"Affiliate" means, subject to the Schedule, in relation to any person, any entity controlled, directly or indirectly, by the person, any entity that controls, directly or indirectly, the person or any entity directly or indirectly under common control with the person. For this purpose, "control" of any entity or person means ownership of a majority of the voting power of the entity or person.

"Applicable Rate" means: --

(a) in respect of obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Defaulting Party, the Default Rate;

(b) in respect of an obligation to pay an amount under Section 6(e) of either party from and after the date (determined in accordance with Section 6(d)(ii)) on which that amount is payable, the Default Rate;

(c) in respect of all other obligations payable or deliverable (or which would have been but for Section 2(a)(iii)) by a Non-defaulting Party, the Non-default Rate; and

(d)   in all other cases, the Termination Rate.

"Burdened Party" has the meaning specified in Section 5(b).

"Change in Tax Law" means the enactment, promulgation, execution or ratification of, or any change in or amendment to, any law (or in the application or official interpretation of any law) that occurs on or after the date on which the relevant Transaction is entered into.

"consent" includes a consent, approval, action, authorisation, exemption, notice, filing, registration or exchange control consent.

"Credit Event Upon Merger" has the meaning specified in Section 5(b).

"Credit Support Document" means any agreement or instrument that is specified as such in this Agreement.

"Credit Support Provider" has the meaning specified in the Schedule.

"Default Rate" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the relevant payee (as certified by it) if it were to fund or of funding the relevant amount plus 1% per annum.

"Defaulting Party" has the meaning specified in Section 6(a).

"Early Termination Date" means the date determined in accordance with Section 6(a) or 6(b)(iv).

"Event of Default" has the meaning specified in Section 5(a) and, if applicable, in the Schedule.

"Illegality" has the meaning specified in Section 5(b).

"Indemnifiable Tax" means any Tax other than a Tax that would not be imposed in respect of a payment under this Agreement but for a present or former connection between the jurisdiction of the government or taxation authority imposing such Tax and the recipient of such payment or a person related to such recipient (including, without limitation, a connection arising from such recipient or related person being or having been a citizen or resident of such jurisdiction, or being or having been organised, present or engaged in a trade or business in such jurisdiction, or having or having had a permanent establishment or fixed place of business in such jurisdiction, but excluding a connection arising solely from such recipient or related person having executed, delivered, performed its obligations or received a payment under, or enforced, this Agreement or a Credit Support Document).

"law" includes any treaty, law, rule or regulation (as modified, in the case of tax matters, by the practice of any relevant governmental revenue authority) and "lawful" and "unlawful" will be construed accordingly.

"Local Business Day" means, subject to the Schedule, a day on which commercial banks are open for business (including dealings in foreign exchange and foreign currency deposits) (a) in relation to any obligation under Section 2(a)(i), in the place(s) specified in the relevant Confirmation or, if not so specified, as otherwise agreed by the parties in writing or determined pursuant to provisions contained, or incorporated by reference, in this Agreement, (b) in relation to any other payment, in the place where the relevant account is located and, if different, in the principal financial centre, if any, of the currency of such payment, (c) in relation to any notice or other communication, including notice contemplated under Section 5(a)(i), in the city specified in the address for notice provided by the recipient and, in the case of a notice contemplated by Section 2(b), in the place where the relevant new account is to be located and (d) in relation to Section 5(a)(v)(2), in the relevant locations for performance with respect to such Specified Transaction.

"Loss" means, with respect to this Agreement or one or more Terminated Transactions, as the case may be, and a party, the Termination Currency Equivalent of an amount that party reasonably determines in good faith to be its total losses and costs (or gain, in which case expressed as a negative number) in connection with this Agreement or that Terminated Transaction or group of Terminated Transactions, as the case may be, including any loss of bargain, cost of funding or, at the election of such party but without duplication, loss or cost incurred as a result of its terminating, liquidating, obtaining or reestablishing any hedge or related trading position (or any gain resulting from any of them). Loss includes losses and costs (or gains) in respect of any payment or delivery required to have been made (assuming satisfaction of each applicable condition precedent) on or before the relevant Early Termination Date and not made, except, so as to avoid duplication, if Section 6(e)(i)(1) or (3) or 6(e)(ii)(2)(A) applies. Loss does not include a party's legal fees and out-of-pocket expenses referred to under
Section 11. A party will determine its Loss as of the relevant Early Termination Date, or, if that is not reasonably practicable, as of the earliest date thereafter as is reasonably practicable. A party may (but need not) determine its Loss by reference to quotations of relevant rates or prices from one or more leading dealers in the relevant markets.

"Market Quotation" means, with respect to one or more Terminated Transactions and a party making the determination, an amount determined on the basis of quotations from Reference Market-makers. Each quotation will be for an amount, if any, that would be paid to such party (expressed as a negative number) or by such party (expressed as a positive number) in consideration of an agreement between such party (taking into account any existing Credit Support Document with respect to the obligations of such party) and the quoting Reference Market-maker to enter into a transaction (the "Replacement Transaction") that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent) by the parties under Section 2(a)(i) in respect of such Terminated Transaction or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that date. For this purpose, Unpaid Amounts in respect of the Terminated Transaction or group of Terminated Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included. The Replacement Transaction would be subject to such documentation as such party and the Reference Market-maker may, in good faith, agree. The party making the determination (or its agent) will request each Reference Market-maker to provide its quotation to the extent reasonably practicable as of the same day and time (without regard to different time zones) on or as soon as reasonably practicable after the relevant Early Termination Date. The day and time as of which those quotations are to be obtained will be selected in good Faith by the party obliged to make a determination under Section 6(e), and, if each party is so obliged, after consultation with the other. If more than three quotations are provided, the Market Quotation will be the arithmetic mean of the quotations, without regard to the quotations having the highest and lowest values. If exactly three such quotations are provided, the Market Quotation will be the quotation remaining after disregarding the highest and lowest quotations. For this purpose, if more than one quotation has the same highest value or lowest value, then one of such quotations shall be disregarded. If fewer than three quotations are provided, it will be deemed that the Market Quotation in respect of such Terminated Transaction or group of Terminated Transactions cannot be determined.

"Non-default Rate" means a rate per annum equal to the cost (without proof or evidence of any actual cost) to the Non-defaulting Party (as certified by it) if it were to fund the relevant amount.

"Non-defaulting Party" has the meaning specified in Section 6(a).

"Office" means a branch or office of a party, which may be such party's head or home office.

"Potential Event of Default" means any event which, with the giving of notice or the lapse of time or both, would constitute an Event of Default.

"Reference Market-makers" means four leading dealers in the relevant market, selected by the party determining a Market Quotation in good faith (a) from among dealers of the highest credit standing which satisfy all the criteria that such party applies generally at the time in deciding whether to offer or to make an extension of credit and (b) to the extent practicable, from among such dealers having an office in the same city.

"Relevant Jurisdiction" means, with respect to a party, the jurisdictions (a) in which the party is incorporated, organised, managed and controlled or considered to have its seat, (b) where an Office through which the party is acting for purposes of this Agreement is located, (c) in which the party executes this Agreement and (d) in relation to any payment, from or through which such payment is made.

"Scheduled Payment Date" means a date on which a payment or delivery is to be made under Section 2(a)(i) with respect to a Transaction.

"Set-off" means set-off, offset, combination of accounts, right of retention or withholding or similar right or requirement to which the payer of an amount under Section 6 is entitled or subject (whether arising under this Agreement, another contract, applicable law or otherwise) that is exercised by, or imposed on, such payer.

"Settlement Amount" means, with respect to a party and any Early Termination Date, the sum of: --

(a) the Termination Currency Equivalent of the Market Quotations (whether positive or negative) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation is determined; and

(b) such party's Loss (whether positive or negative and without reference to any Unpaid Amounts) for each Terminated Transaction or group of Terminated Transactions for which a Market Quotation cannot be determined or would not (in the reasonable belief of the party making the determination) produce a commercially reasonable result.

"Specified Entity" has the meanings specified in the Schedule.

"Specified Indebtedness" means, subject to the Schedule, any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of borrowed money.

"Specified Transaction" means, subject to the Schedule, (a) any transaction (including an agreement with respect thereto) now existing or hereafter entered into between one party to this Agreement (or any Credit Support Provider of such party or any applicable Specified Entity of such party) and the other party to this Agreement (or any Credit Support Provider of such other party or any applicable Specified Entity of such other party) which is a rate swap transaction, basis swap, forward rate transaction, commodity swap, commodity option, equity or equity index swap, equity or equity index option, bond option, interest rate option, foreign exchange transaction, cap transaction, floor transaction, collar transaction, currency swap transaction, cross-currency rate swap transaction, currency option or any other similar transaction (including any option with respect to any of these transactions),
(b) any combination of these transactions and (c) any other transaction identified as a Specified Transaction in this Agreement or the relevant confirmation.

"Stamp Tax" means any stamp, registration, documentation or similar tax.

"Tax" means any present or future tax, levy, impost, duty, charge, assessment or fee of any nature (including interest, penalties and additions thereto) that is imposed by any government or other taxing authority in respect of any payment under this Agreement other than a stamp, registration, documentation or similar tax.

"Tax Event" has the meaning specified in Section 5(b).

"Tax Event Upon Merger" has the meaning specified in Section 5(b).

"Terminated Transactions" means with respect to any Early Termination Date (a) if resulting from a Termination Event, all Affected Transactions and (b) if resulting from an Event of Default, all Transactions (in either case) in effect immediately before the effectiveness of the notice designating that Early Termination Date (or, if "Automatic Early Termination" applies, immediately before that Early Termination Date).

"Termination Currency" has the meaning specified in the Schedule.

"Termination Currency Equivalent" means, in respect of any amount denominated in the Termination Currency, such Termination Currency amount and, in respect of any amount denominated in a currency other than the Termination Currency (the "Other Currency"), the amount in the Termination Currency determined by the party making the relevant determination as being required to purchase such amount of such Other Currency as at the relevant Early Termination Date, or, if the relevant Market Quotation or Loss (as the case may be), is determined as of a later date, that later date, with the Termination Currency at the rate equal to the spot exchange rate of the foreign exchange agent (selected as provided below) for the purchase of such Other Currency with the Termination Currency at or about 11:00 a.m. (in the city in which such foreign exchange agent is located) on such date as would be customary for the determination of such a rate for the purchase of such Other Currency for value on the relevant Early Termination Date or that later date. The foreign exchange agent will, if only one party is obliged to make a determination under Section 6(e), be selected in good faith by that party and otherwise will be agreed by the parties.

"Termination Event" means an Illegality, a Tax Event or a Tax Event Upon Merger or, if specified to be applicable, a Credit Event Upon Merger or an Additional Termination Event.

"Termination Rate" means a rate per annum equal to the arithmetic mean of the cost (without proof or evidence of any actual cost) to each party (as certified by such party) if it were to fund or of funding such amounts.

"Unpaid Amounts" owing to any party means, with respect to an Early Termination Date, the aggregate of (a) in respect of all Terminated Transactions, the amounts that became payable (or that would have become payable but for Section 2(a)(iii)) to such party under Section 2(a)(i) on or prior to such Early Termination Date and which remain unpaid as at such Early Termination Date and (b) in respect of each Terminated Transaction, for each obligation under Section 2(a)(i) which was (or would have been but for Section 2(a)(iii)) required to be settled by delivery to such party on or prior to such Early Termination Date and which has not been so settled as at such Early Termination Date, an amount equal to the fair market value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed. The fair market value of any obligation referred to in clause
(b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

[                    ]                  [Name and ABN of Issuer Trustee]
                                         as trustee of the National RMBS
                                         Trust 200[ ] - [ ]

            (Party A)                             (Party B)

By: __________________                  By: ___________________

      (Authorised Person)                   (Authorised Person)

Name: __________________                Name: __________________

Title:__________________                Title:  ________________






National Global MBS
Manager Pty Ltd
(ABN 36 102 668 226)

By:_________ ______________

(Authorised Person)

Name:  ___________________

Title: ___________________

                                    ISDA(R)
             International Swaps and Derivatives Association, Inc.


                                   SCHEDULE
                                    to the
                               Master Agreement
                                dated as of [ ]


                                    between
                        National Australia Bank Limited
                             (ABN 12 004 044 937)
                                  ("Party A")
                                      and
                       [Name and ABN of Issuer Trustee]
               as trustee for the National RMBS Trust 200[ ]-[ ]
                                  ("Party B")
                                      and
                      National Global MBS Manager Pty Ltd
                             (ABN 36 102 668 226)
                           ("Global Trust Manager")


Part 1.  Termination Provisions/1/

In this Agreement:

(a)      "Specified Entity" in relation to:

         (i)      Party A, is not applicable; and

         (ii)     Party B, is not applicable.

(b) "Specified Transaction" will have the meaning specified in Section 14 of this Agreement.

(c) The "Automatic Early Termination" provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(d) Payments on Early Termination. For the purpose of Section 6(e) of this Agreement:

         (i)      A. in respect of the Basis Swap, Loss will apply;

                  B. in respect of the Fixed Swap, Market Quotation will
                     apply;

         (ii)     The Second Method will apply;

--------
/1/     Parts 1-5 are subject to Part 6:  Securitisation Provisions.

        (iii) the definition of "Loss" in Section 14 of this Agreement is amended by adding the following sentence at the end of that definition:

                  "However, in relation to a Terminated Transaction that is a Basis Swap, each party's Loss is deemed to be zero."

(e)      "Termination Currency" will be Australian dollars.

(f)      Additional Termination Event. Not Applicable.

Part 2.  Tax Representations

(a) Payer Representations. For the purpose of Section 3(e) of this Agreement, Party A will make the following representation and Party B will make the following representation:

         It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

         (i) the accuracy of any representations made by the other party pursuant to Section 3(f) (as the case may be) of this Agreement;

         (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and

         (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement,

         provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b) Payee Tax Representation. For the purpose of Section 3(f) of this Agreement, Party A and Party B will make the representation:

         It is an Australian resident and does not derive the payments under this Agreement in part or whole carrying on business in a country outside Australia at or through a permanent establishment of itself in that country.

Part 3.  Agreement to Deliver Documents

For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents, as applicable:

(a)      Tax forms, documents or certificates to be delivered are:

Party required to deliver   Form/Document/Certificate             Date by which to be delivered    Covered by Section
document                                                                                           3(d) Representations
Party A and Party B         Any document or certificate           On the earlier of (a) as soon    No
                            reasonably required or reasonably     as reasonably practical
                            requested by Party A or Party B in    following learning that such
                            connection with its obligations to    document or certificate is
                            make a payment under this Agreement   required and (b) as soon as
                            which would enable that party to      reasonably practicable
                            make the payment free from any        following a request by the
                            deduction or withholding for or on    other party.
                            account of Tax or as would reduce
                            the rate at which deduction or
                            withholding for or on account of
                            Tax is applied to that payment.

(b)      Other documents to be delivered are:

Party required to deliver   Form/Document/Certificate            Date by which to be delivered      Covered by Section 3(d)
document                                                                                            Representation

Party A and Party B         A list of authorised signatories      On execution of this Agreement    Yes
                            for the party and, if so requested    or any relevant Confirmation
                            by the other party, evidence          and when the list is updated.
                            satisfactory in form and substance
                            to the other party of the authority
                            of the authorised signatories of
                            the party to execute this Agreement
                            and any Confirmation on behalf of
                            the party.

Party A and Party B         A legal opinion as to the validity    At any time prior to the first    Yes
                            and enforceability of that party's    Issue Date.
                            obligations under this Agreement in
                            form and substance (and issued by
                            legal counsel) reasonably
                            acceptable to each other party.


Global Trust Manager (to    A copy (certified by an Authorised    In the case of each Credit        Yes
be delivered to Party A)    Person of the Global Trust Manager    Support Document, within 5
                            to be a true and complete copy) of    Business Days (or such period
                            each Credit Support Document in       as Party A agrees to) of
                            respect of Party B and (without       execution of this Agreement
                            limiting                              (provided that

                                      4

Party required to deliver   Form/Document/Certificate            Date by which to be delivered      Covered by Section 3(d)
document                                                                                            Representation

                            any obligation Party B may            it must bereceived by the first
                            have under the terms of the Credit    Issue Date) and, in the case of an
                            Support Documents to notify Party A   amending document, within 5
                            of amendments) a copy (certified by   Business Days (or such other
                            an Authorised Person of the Global    period as Party A agrees to)
                            Trust Manager to be a true and        of execution of the amending
                            complete copy) of any document that   document.
                            amends in any way the terms of any
                            Credit Support Document.

Global Trust Manager (to    Certified (by an Authorised Person    Within 5 Business Days of           Yes
be delivered to Party A)    of the Global Trust Manager) copy     execution of this Agreement,
                            of the Master Trust Deed,             provided that they must be
                            Supplemental Deed, [Conditions of     delivered by the first Issue
                            Class/Classes of US Note]             Date.
                            Conditions, Definitions Schedule
                            and Note Trust Deed.

Part 4.  Miscellaneous

(a)      Addresses for Notices. For the purpose of Section 12(a) of this
         Agreement:

         Address for notices or communications to Party A:

         Address:          [10th Floor, 120 Spencer Street, Melbourne VIC 3000]

         Attention:        [Supervisor, Swaps Administration]

         Telex No:         [Not applicable]     Answerback:   [Not applicable]

         Facsimile No:     [(613) 8614 0907]    Telephone No: [(613) 8614 0224]

         Electronic Messaging System Details:     [Not applicable]

         Address for notices or communications to Party B:

         Address: [                        ]

         Attention:        [                        ]

         Telex No:         [        ]            Answerback:       [       ]

         Facsimile No:     [      ]             Telephone No:     [           ]

         Electronic Messaging System Details:     Not applicable

         All notices or communications to Party B to be copied to the Global Trust Manager at the address below

         Address for notices or communications to Global Trust Manager:

                     Address: [Level 24, 500 Bourke Street, Melbourne VIC 3000]

         Attention:  [Manager, Group Funding]

         Telex No:   [Not applicable]         Answerback:       [Not Applicable]

         Facsimile No: [(613) 8641 0906]      Telephone No:  [(613) 8641 2157]

         Electronic Messaging System Details:                 [              ]

(b)      Process Agent. For the purpose of Section 13(c) of this Agreement:

         (i)      Party A appoints as its Process Agent: Nil.

         (ii)     Party B appoints as its Process Agent: Nil.

(c) Offices. The provisions of Section 10(a) will not apply to this Agreement.

(d)      Multibranch Party. For the purpose of Section 10(c) of this
         Agreement:

         Neither Party A nor Party B is a Multibranch Party.

(e) Calculation Agent. The Calculation Agent is Party A, unless otherwise specified in a Confirmation in relation to the relevant Transaction.

(f)      Credit Support Document. Details of any Credit Support Document:

         (i)      in relation to Party A: nil

         (ii) in relation to Party B: the Master Security Trust Deed and the Deed of Charge.

(g) Credit Support Provider. Credit Support Provider means in relation to Party A and Party B: nil.

(h) Governing Law. This Agreement will be governed by and construed in accordance with the laws in force in the Australian Capital Territory and each party submits to the non-exclusive jurisdiction of the courts of the Australian Capital Territory. Section 13(b)(i) is deleted and replaced by the following:

                  "(ii) submits to the non-exclusive jurisdiction of the courts of the Australian Capital Territory; and".

(i) Netting of Payments. Subparagraph (ii) of Section 2(c) of this Agreement will not apply to any Transactions.

(j) "Affiliate" will have the meaning specified in Section 14 of this Agreement. For the purpose of Section 3(c), Party A is deemed not to have any Affiliates.

Part 5.  Other Provisions

(1)      Payments: In Section 2:

         (a)      In Section 2(a)(i) add the following sentence:

                  "Each payment will be by way of exchange for the corresponding payment or payments payable by the other party."

         (b) In Section 2(a)(ii), the first sentence is deleted and replaced with the following sentence:

                  "Unless specified otherwise in this Agreement, payments under this Agreement will be made by [4.00pm] (Melbourne time) on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds, free of any set-off, counterclaim, deduction or withholding (except as expressly provided in this Agreement) and in the manner customary for payment in the required currency."

         (c)      Insert new paragraph (iv) in Section 2(a) immediately after
                  Section 2(a)(iii) as follows:

                  "(iv) The condition precedent in Section 2(a)(iii)(1) does not apply to a payment due to be made by a party if it has satisfied all its payment obligations under Section 2(a)(i) of this Agreement and has no future payment obligations, whether absolute or contingent under Section 2(a)(i)."

         (d)      Add the following new sentence to Section 2(b):

                  "Each new account so designated shall be in the same tax jurisdiction as the original account."

         (e)      Insert the following new Section 2(f):

                  "(f) If on a Payment Date an amount would otherwise be payable by Party A pursuant to Section 2(c) in respect of the Basis Swap, then such amount will be satisfied in part or in whole, as the case may be, to the extent of the then Prepayment Adjusted Amount (if any) by Party B deducting that amount from the Collateral Account."

(2)      Representations: In Section 3:

         (a) Section 3(a)(v) is amended by inserting immediately after the words "creditors' rights generally" the following:

                  " (including in the case of a party being an authorised deposit-taking institution under the Banking Act 1959 (Cwlth)), section 13A(3) of the Banking Act 1959 (Cwlth) and section 86 of the Reserve Bank Act 1959 (Cwlth) or any analogous provision under any other law applicable to a party),"

         (b) Insert new paragraphs (g) and (h) in Section 3 immediately after Section 3(f):

                  "(g) Relationship between Parties. Each party will be deemed to represent to each other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

                           (i) Non-Reliance. It is acting for its own account or, in the case of Party B, as trustee of the Trust, and it has made its own independent decisions to enter into that Transaction or, in the case of Party B, has been directed to do so by the Global Trust Manager and as to whether that Transaction is appropriate or proper for it based upon its own judgement and upon advice from such advisers as it has deemed necessary or, in the case of Party B, at the direction of the Global Trust Manager. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction will not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party will be deemed to be an assurance or guarantee as to the expected results of that Transaction.

                           (ii)     Evaluation and Understanding. It is
                                    capable of evaluating and understanding
                                    (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

                           (iii) Status of Parties. No other party is acting as a fiduciary or an adviser to it in respect of that Transaction (other than, in the case of Party B, the Global Trust Manager).

                  (h)      Trust. By Party B, in respect of Party B only:

                           (i) Trust Validly Created. The Trust has been validly created and is in existence at the date of this Agreement.

                           (ii)     Sole Trustee. It has been validly
                                    appointed as trustee of the Trust and is presently the sole trustee of the Trust.

                           (iii) No Proceedings to Remove. No notice has been given to it and to its knowledge no resolution has been passed, or direction or notice has been given, removing it as trustee of the Trust.

                           (iv) Power. It has power under the Master Trust Deed to enter into this Agreement and the Credit Support Documents in its capacity as trustee of the Trust.

                           (v) Good Title. It is the legal owner of, or has equitable title to (as applicable), the Assets of the Trust and has power under the

                                    Master Trust Deed to mortgage or charge
                                    them in the manner provided in the Credit
                                    Support Documents and, subject only to the Credit Support Documents and any Security Interest permitted under the Credit Support Documents, those Assets are free of all other Security Interests (except for Party B's right of indemnity out of the Assets of the Trust)."

(3A) Collateralisation of Party A's Obligations under the Fixed Swap ([name of ratings agency]): If at any time Party A in respect of the Fixed Swap does not have a short-term credit rating from [name of ratings agency] equal to or higher than [name of ratings agency]'s Prescribed Rating, it must, at its cost alone:

         (a) immediately seek to enter into, and enter into by no later than 30 days after Party A ceases to have [name of ratings agency]'s Prescribed Rating, an agreement to novate all of its rights and obligations under this Agreement as Party A to a replacement swap counterparty which has a short-term credit rating from [name of ratings agency] equal to or higher than [name of ratings agency]'s Prescribed Rating; and

         (b) until the novation to the replacement swap counterparty referred to in (a) above is effective:

                  (i) continue to fulfill its obligations as Party A under this Agreement in accordance with the terms of this Agreement;

                  (ii) upon the expiration of 30 days after becoming aware that it does not have a short-term credit rating from [name of ratings agency] equal to or higher than [name of ratings agency]'s Prescribed Rating deposit in the Collateral Account an amount equal to the CCA; and

                  (iii) on each day which is 30 days after a previous payment of the CCA, ensure that an amount has been deposited into the Collateral Account by Party A equal to the CCA (without duplication of any amount previously paid).

         If Party A is unable to effect a transfer in accordance with paragraph (a) above within 30 days, or if Party A so elects, it must enter into such other arrangements in respect of the Fixed Rate Swap which are satisfactory to the Global Trust Manager and which each Current Rating Agency confirms will not result in an Adverse Rating Effect.

         Party A may satisfy its obligations following a withdrawal or downgrade of a credit rating in any of the above manners as it elects from time to time.

         Where Party A transfers its rights and obligations to a replacement swap counterparty in accordance with paragraph (a) above, Party B, at the direction of the Global Trust Manager, and each other party to this Agreement shall do all things necessary at the cost of Party A to novate the relevant rights and obligations to the replacement swap counterparty.

(3B) Collateralisation of Party A's Obligations under the Fixed Swap (Other Rating Agencies)

         (a) If at any time Party A in respect of the Fixed Swap does not have a credit rating equal to or higher than the Prescribed Ratings from [applicable ratings agencies] then on the earlier of:

                  (i) 30 days after such downgrade, if and while Party A has a long term credit rating of at least [long term rating] by [name of ratings agency] or a short term credit rating of at least [short term rating] by [name of ratings agency]; and

                  (ii)     otherwise, 5 days after such downgrade,

                  Party A must at its cost alone either:

                  (A) put in place an appropriate mark-to-market collateral agreement (consisting of either cash or securities) or which may be based on any agreement reached between the parties, in support of its obligations under the Agreement, PROVIDED that Party A and Party B receive prior written confirmation from each Current Rating Agency mentioned above that the rating assigned to the Notes then outstanding by each Current Rating Agency mentioned above is not adversely affected by the downgrade following such collateral arrangements being put in place;

                  (B) novate all its rights and obligations with respect to this Agreement to a replacement counterparty acceptable to the Global Trust Manager, Party B and each Current Rating Agency on substantially the same terms as this Agreement; or

                  (C) enter into other arrangements satisfactory to the Issuer Trustee and the Global Trust Manager which each Current Rating Agency confirms will not result in an Adverse Rating Effect.

         (b) Party A may satisfy its obligations following a withdrawal or downgrade of a credit rating in any of the above manners as it elects from time to time.

         (c) Where Party A transfers its rights and obligations to a replacement swap counterparty in accordance with paragraph
                  (a)(B) above, Party B, at the direction of the Global Trust Manager, and each other party to this Agreement shall do all things necessary at the cost of Party A to novate the relevant rights and obligations to the replacement swap counterparty.

(3C)     General Collateralisation Provisions

         (a) If, at any time, Party A's obligations under this Agreement are transferred in accordance with any of Parts 5(3A), (3B),
                  (4), (5) or (6), Party A shall be, provided that all costs of the transfer have been satisfied by Party A, immediately entitled to any collateral which it has provided under any of Parts 5(3A), (3B), (4), (5) or (6) (less any amount withdrawn in accordance with sub-paragraph (b) below).

         (b) Party B may only make withdrawals from the Collateral Account if directed to do so by the Global Trust Manager and then only for the purpose of:

                  (i) transferring obligations under this Agreement in accordance with any of Parts 5(3A), (3B), (4), (5) or (6) (including the costs of obtaining a replacement counterparty);

                  (ii) refunding to Party A any excess in the amount of any collateral deposited to the Collateral Account over the amount Party A is required to maintain under any of Parts 5(3A), (3B), (4), (5) or (6);

                  (iii) withdrawing any amount which has been incorrectly deposited into the Collateral Account;

                  (iv) paying any relevant bank charges, financial institutions duty, bank accounts debit tax or other equivalent Taxes payable in respect of the Collateral Account; or

                  (v) funding the amount of any payment due to be made by Party A under this Agreement following the failure by Party A to make that payment.

                  The Global Trust Manager must direct Party B to, and Party B must, refund or pay to Party A the amount of any payment which may be made to Party A under (ii) or (iii) above as soon as such refund or payment is possible.

         (c) All interest on the Collateral Account will accrue and be payable monthly to Party A providing the amount deposited to the Collateral Account is not less than the amount Party A is required to maintain under the collateral agreement contemplated by any of Parts 5(3A), (3B), (4), (5) or (6).

(4) Prepayment of Obligations under Basis Swap: If on any Determination Date, Party A (in respect of the Basis Swap) does not have a short-term credit rating equal to or higher than the Prescribed Rating from any Current Rating Agency Party A (in respect of the Basis Swap) must do one of the following:

         (a) (Prepayment): subject to Part 5(5) and Part 5(6) of this Schedule, on the relevant Payment Date next following that Determination Date (each a "Prepayment Date") pay to Party B the Net Prepayment Amount (if any) for the Interest Period commencing on that Prepayment Date by depositing such Net Prepayment Amount into the Collateral Account in cleared funds; or

         (b) (Other arrangements): enter into some other arrangement in respect of the Basis Swap which is satisfactory to the Global Trust Manager and Party B and which each Current Rating Agency confirms will not result in an Adverse Rating Effect.

         Party A may satisfy its obligations following a withdrawal or downgrade of a credit rating in any of the above manners as it elects from time to time.

(5) Conditions for Maintaining cash collateral and Net Prepayment Amount in Collateral Account:

         (a) (Conditions for depositing): No amount may be deposited into the Collateral Account unless:

                  (i)      the Collateral Account is held with an Eligible
                           Bank; or

                  (ii)     either:

                           (A) the Collateral Account is not held with an Eligible Bank; or

                           (B) the Collateral Account is held with an Eligible Bank which has a short term credit rating by each Current Rating Agency of lower than the Prescribed Ratings from each Current Rating Agency, and, in each case, a standby guarantee with an entity rated sufficiently by each Current Rating Agency has been entered into to support the obligations of the entity with whom the Collateral Account is held, to repay from, in accordance with normal banking practice, moneys deposited and to be deposited into the Collateral Account.

         (b)      (Transfer of Net Prepayment Amount):

                  (i) (Cannot be deposited): If on any Prepayment Date an amount cannot be deposited into the Collateral Account pursuant to Part 5(5)(a) of this Schedule, Party B must, at the direction of the Global Trust Manager, immediately establish a new interest bearing account with an Eligible Bank and deposit the amount of each Net Prepayment Amount into the new account (and, pending the opening of such new account, deposit such amount into the Collections Account).

                  (ii) (Cannot continue to be deposited): If any amount has been deposited into the Collateral Account, but Party B becomes aware that such amount cannot continue to be deposited in the Collateral Account pursuant to Part 5(5)(a) of this Schedule, Party B must, at the direction of the Global Trust Manager:

                           (A) immediately establish a new interest bearing account with an Eligible Bank and transfer each such amount standing to the credit of the Collateral Account to the new account; and

                           (B) deposit each such amount it receives pursuant to Part 5(4)(a) of this Schedule into such new account.

(6)      Adjustments to Prepayments under the Basis Swap:

         (a) (Adjustments when the Variable Rate is less than the Threshold Rate): If Party A elects to pay to Party B the Net Prepayment Amount on a Prepayment Date pursuant to Part 5(4)(a) and that Net Prepayment Amount:

                  (i) exceeds the amount remaining after deducting from the Prepayment Adjusted Amount (if any) for that Prepayment Date, the amount to be satisfied from it on that Prepayment Date pursuant to Section 2(f), then the aggregate amount which Party A is liable to pay to Party B into the Collateral Account under
                           Part 5(4)(a) is the amount of the excess and such amount will be paid as a prepayment of Party A's obligations under the Basis Swap; or

                  (ii) is less than the amount remaining after deducting from the Prepayment Adjusted Amount (if any) for that Prepayment Date, the amount to be satisfied from it on that Prepayment Date pursuant to Section 2(f), then Party B must pay to Party A the amount of the difference from the Collateral Account.

         (b) (Adjustments where the Variable Rate equals or exceeds the Threshold Rate): If, on any Determination Date, Party A has the Prescribed Rating from each Current Rating Agency, Party B must pay from the Collateral Account to Party A on the next Payment Date the amount remaining after deducting from the then Prepayment Adjusted Amount (if any) the amount to be satisfied from it on that Payment Date pursuant to
                  Section 2(f).

         (c)      (Prepayment): A prepayment by Party A under Part 5(4)(a) or
                  Part 5(6)(a) will constitute a prepayment of Party A's payment obligations (to the extent thereof) in respect of the Basis Swap.

         (d) (Party A): All references to Party A in this Part 5(6) are to Party A in respect of the Basis Swap.

(7)      Reduced Payment

         If, on any Payment Date, the application of an amount from the Total Available Income (excluding any net amounts due to be received by the Issuer Trustee on that Payment Date under clause 14.4(d) of the Supplemental Deed) towards Party B's obligations under the Basis Swap and the Fixed Swap for the Collection Period ending immediately prior to that Payment Date is insufficient to pay in full the amount due by Party B under the Basis Swap and the Fixed Swap (prior to any payment netting under Section 2(c) taking effect), then Party B's obligation to make payment on that Payment Date is limited to the extent that it has funds available for that purpose. Party A's obligations to make any payment under the Basis Swap and the Fixed Swap on that Payment Date will be reduced (prior to any payment netting under Section 2(c) taking effect) by the same proportion as the reduction in Party B's payment obligations in respect of the Basis Swap and the Fixed Swap on that Payment Date (prior to any payment netting under Section 2(c) taking effect).

(8) Segregation: Where Party A in respect of the Basis Swap is a different entity to Party A in respect of the Fixed Swap, the provisions of this Agreement shall have effect separately and severally in respect of the Basis Swap and the Fixed Swap and shall be enforceable by Party B as though a separate agreement applied between Party A and Party B in respect of the Basis Swap and the Fixed Swap, so that (among other things):

         (a) representations made and agreements entered into by the parties under this Agreement are made and entered into separately and severally by Party A and Party B in respect of each of the Fixed Swap and the Basis Swap and may be enforced by

                  Party B against Party A separately and severally in respect of each of the Fixed Swap and the Basis Swap;

         (b) rights of termination, and obligations and entitlements consequent upon termination, only accrue to Party A against Party B separately and severally in respect of each of the Fixed Swap and the Basis Swap, and only accrue to Party B against Party A separately and severally in respect of each of the Fixed Swap and the Basis Swap;

         (c) the occurrence of an Event of Default or Termination Event in respect of the Fixed Swap does not in itself constitute an Event of Default or Termination Event in respect of the Basis Swap; and

         (d) the occurrence of an Event of Default or Termination Event in respect of the Basis Swap does not in itself constitute an Event of Default or Termination Event in respect of the Fixed Swap.

(9) Payment Default: In Section 5, delete Section 5(a)(i) and replace it with the following:

                  "(i) Failure to Pay. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied on or before:

                           (1) where the failure is by Party B, [10.00am] on the tenth Business Day after notice of such failure is given to Party B; and

                           (2) where the failure is by Party A, [10.00am] on the tenth Business Day after notice of such failure is given to Party A."

(10)     Termination: In Section 6:

         (i) add the following sentence at the end of the second paragraph of Section 6(b)(ii):

                  "However, if Party A is that other party it must, if so requested by the Global Trust Manager, use reasonable efforts (which will not require Party A to incur a loss, excluding material incidental expenses) to make such a transfer to an Affiliate (as that expression is defined in Section 14) provided each Current Rating Agency has given prior confirmation to Party A that such a transfer will not result in an Adverse Rating Effect.";

         (ii) Section 6(e) is amended by deleting the last sentence of the first paragraph.

(11) Unpaid Amounts: After Section 6(e)(ii), a new Section 6(e)(iii) is inserted as follows, Section 6(e)(iii) and 6(e)(iv) are renumbered accordingly, and all cross references in the Agreement to Sections 6(e)(iii) and (iv) are renumbered to the extent necessary:

                  "(iii) Unpaid Amounts. If the Second Method and Loss apply in respect of a Terminated Transaction, in addition to the amounts (if any) payable under Section 6(e)(i)(4) or Section 6(e)(ii), an amount will be payable equal to the Termination Currency Equivalent of the Unpaid Amounts owing to Party A less the Termination Currency Equivalent of the Unpaid Amounts owing to Party B. If the amount payable is a positive number, Party B will pay that amount to Party A; if it is a negative number, Party A will pay that amount to Party B. For the purposes of this Section 6(e)(iii), the definition of "Unpaid Amounts" in
                           Section 14 will be construed so that references in that definition to "all Terminated Transactions" and "each Terminated Transaction" are references only to Terminated Transactions in respect of which the Second Method and Loss apply."

(12)     Facsimile Transmission: In Section 12:

         (a) Replace Section 12(a)(iii) with:

                           "(iii) if sent by facsimile transmission, on the date a transmission report is produced by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient notified for the purpose of this Section unless the recipient notifies the sender within one Business Day of the facsimile being sent that the facsimile was not received in its entirety in legible form;"

         (b) Insert a new paragraph (vi) in Section 12(a) immediately after Section 12(a)(v) as follows:

                           "(vi) if sent by ordinary mail, on the third (seventh, if posted to or from a place outside Australia) day after posting."

(13)     Definitions

         In this Agreement, unless the contrary intention appears:

         (a) Definitions Schedule and Supplemental Deed: unless defined in this Agreement, words and phrases defined in the Definitions Schedule and the Supplemental Deed (each in the form as at the date of this Agreement) have the same meaning in this Agreement. Where there is any inconsistency in a definition between this Agreement (on the one hand) and the Definitions Schedule or the Supplemental Deed (on the other hand), this Agreement prevails. Where there is any inconsistency in a definition between the Definitions Schedule and the Supplemental Deed, the Supplemental Deed prevails over the Definitions Schedule in respect of the Trust. Where words or phrases used but not defined in this Agreement are defined in the Definitions Schedule in relation to a Trust (as defined in the Definitions Schedule) such words or phrases are to be construed in this Agreement, where necessary, as being used only in relation to the Trust (as defined in the Supplemental Deed);

         (b) Interpretation: references to time are references to Melbourne time, unless stated otherwise;

         (c)      Trustee Capacity:

                  (i) a reference to Party B is a reference to Party B in its capacity as trustee of the Trust only, and in no other capacity; and

                  (ii) a reference to the undertaking, assets, business, money or other thing of or in relation to Party B is a reference to the undertaking, assets, business, money or other thing of or in relation to Party B in the capacity referred to in paragraph (i) only;

         (d)      Definitions: in Section 14:

                  (i) replace the definitions of "Affected Transactions" and "Local Business Day" with the following:

                           "Affected Transactions" means, with respect to a Termination Event, all Transactions."

                           "Local Business Day" has the same meaning as "Business Day"."

                  (ii)     insert the following new definitions:

                            "Basis Swap" means the Transaction entered into between Party A, Party B and the Global Trust Manager on the terms specified in the form of the Confirmation set out in Annexure 1 (or as otherwise agreed between Party A, Party B and the Global Trust Manager).

                            "Basis Swap Amount" means, in relation to a Determination Date and the Collection Period and the Interest Period which relate to that Determination Date, the aggregate Outstanding Principal Balance in relation to all Housing Loans forming part of the Purchased Mortgage Loans being charged a variable rate of interest at the opening of business on the first day of that Collection Period.

                            "Collateral Account" means any account into which collateral is provided by Party A in accordance with this Agreement.

                           "CCA" means, in respect of an entity where the entity does not have a short term credit rating from [name of ratings agency] equal to or higher than [name of ratings agency]'s Prescribed Rating in respect of the Fixed Swap, an amount at least equal to the greater of:

                           (i)        zero;

                           (ii)       CR;

                           (iii)      [1]% of the Fixed Swap Amount; or

                           (iv) the net amount (if any) as determined by the Global Trust Manager that is expected to be due by Party A to Party B in respect of the Fixed Swap on the immediately following Payment Date.

                           Where:

                           CR = MTM + VB

                           MTM = the aggregate mark-to-market value (whether positive or negative) of each Transaction in respect of the Fixed Rate Swap determined in accordance with the following paragraph no earlier than 3 Business Days prior to the date that the CCA is deposited in the Collateral Account.

                           Party A must calculate the mark-to-market value of each Transaction in respect of the Fixed Rate Swap by obtaining 2 bids from counterparties willing to provide each Transaction in the absence of Party A with ratings acceptable to [name of ratings agency]. The mark-to-market value may be a positive or a negative amount. A bid has a negative value if the payment to be made is from the counterparty to Party A and has a positive value if the payment to be made is from Party A to the counterparty. The mark-to-market value is the higher of the bids (on the basis that any bid of a positive value is higher than any bid of a negative value).

                           VB = the volatility buffer, being the value calculated by multiplying the Fixed Swap Amount as at the most recent Determination Date by the relevant percentage obtained from the following table:

                          ----------------------------- ---------------------------- ----------------------------
                          Where the period between      Where the period between     Where the period between
                          the date of calculation and   the date of calculation      the date of calculation
                          the weighted average of the   and the weighted average     and the weighted average
                          maturity dates of the then    of the maturity dates of     of the maturity dates of
                          fixed rate periods in         the then fixed rate          the then fixed rate
                          respect of the Housing        periods in respect of the    periods in respect of the
                          Loans forming part of the     Housing Loans forming part   Housing Loans forming part
                          Purchased Mortgage Loans      of the Purchased Mortgage    of the Purchased Mortgage
                          which are charged a fixed     Loans which are charged a    Loans which are charged a
                          rate of interest is less      fixed rate of interest is    fixed rate of interest is
                          than or equal to 5 years      greater than 5 years and     greater than 10 years
                                                        less than or equal to 10
                                                        years
                          ----------------------------- ---------------------------- ----------------------------
                                     [1.5]                      [3.15]                          [6]
                          ----------------------------- ---------------------------- ----------------------------

                           "Definitions Schedule" means the document entitled "National RMBS Trusts Definitions Schedule" dated [ ] between the parties listed in schedule 1 to that document (as amended from time to time).

                           "Fixed Swap" means the Transaction entered into pursuant to the terms of this Agreement between Party A, Party B and the Global Trust Manager on the terms specified in the form of the Confirmation set out in Annexure 2 (or as otherwise agreed between Party A, Party B and the Global Trust Manager).

                           "Fixed Swap Amount" means, in relation to a Determination Date and the Collection Period and the Interest Period which relate to that Determination Date, the aggregate Outstanding Principal Balance in relation to all Housing Loans forming part of the Purchased Mortgage Loans (excluding Housing Loans being charged a variable rate of interest) at the opening of business on the first day of that Collection Period.

                           "Net Prepayment Amount" in relation to the Basis Swap and a Determination Date and the Interest Period commencing on the next

                            Prepayment Date, means the amount determined in accordance with the following formula:

                                                     n
                               NPA = Y  x  BSA  x  -----
                                                    365

                           where:

                           NPA = the Net Prepayment Amount for that Interest Period;

                           Y = TR-VR (expressed as a percentage per annum);

                           TR = the Threshold Rate on that Determination Date;

                           VR = the Variable Rate on that Determination Date;

                           BSA = the Basis Swap Amount for that Interest Period; and

                           n = the actual number of days in that Interest
                           Period.

                           "Prepayment Adjusted Amount" means:

                           (a) for the first Prepayment Date, the Net Prepayment Amount paid by Party A in respect of the Basis Swap pursuant to Part 5(4)(a) of this Schedule in relation to the Interest Period commencing on that Prepayment Date; and

                           (b) for each subsequent Prepayment Date, the aggregate balance of the Net Prepayment Amount paid by Party A in respect of the Basis Swap pursuant to Part 5(4)(a) of this Schedule after taking into account any applications and any additional prepayments by, or repayments to, Party A in respect of the Basis Swap pursuant to
                                    Part 5(6)(b) of this Schedule.

                           "Prescribed Rating" means [insert applicable ratings from applicable ratings agencies]

                           "Supplemental Deed" means the deed entitled
                           "National RMBS Trust 200[ ]-[ ] Supplemental Deed" dated on or about the date of this Agreement between Party A, Party B, the Global Trust Manager and others.

                           "Trust" means the National RMBS Trust 200[ ]-[ ] constituted by the Master Trust Deed and a notice of creation of trust.

                           "Variable Rate" in relation to a Determination Date means the rate then equal to the weighted average of the variable rates charged in respect of the Housing Loans forming part of the Purchased Mortgage Loans at the close of business on the last day of the Collection Period just ended.

         (f) ISDA Definitions: The 1991 ISDA Definitions (as supplemented by the 1998 Supplement to the 1991 ISDA Definitions) (as published by the International

                  Swaps and Derivatives Association, Inc) (the "1991 ISDA Definitions") as at the date of this Agreement are incorporated into this Agreement and each Confirmation.

         (g) Inconsistency: Unless specified otherwise, in the event of any inconsistency between any two or more of the following documents in respect of a Transaction they will take precedence over each other in the following order in respect of that Transaction:

                  (i)      any Confirmation;

                  (ii)     this Agreement;

                  (iii)    the Supplemental Deed;

                  (iv)     the Definitions Schedule; and

                  (v)      the 1991 ISDA Definitions.

         (h)      Swap Transaction: Any reference to a:

                  (i) "Swap Transaction" in the 1991 ISDA Definitions is deemed to be a reference to a "Transaction" for the purpose of interpreting this Agreement or any Confirmation; and

                  (ii) "Transaction" in this Agreement or any Confirmation is deemed to be a reference to a "Swap Transaction" for the purpose of interpreting the 1991 ISDA Definitions.

         (i) Incorporated Definitions and other Transaction Documents and provisions: Where in this Agreement a word or expression is defined by reference to its meaning in another Transaction Document or there is a reference to another Transaction Document or to a provision of another Transaction Document, any amendment to the meaning of that word or expression or to that other Transaction Document or provision (as the case may be) will be of no effect for the purposes of this Agreement unless and until the amendment is consented to by the parties to this Agreement.

         (j) [Clause 14] of the Supplemental Deed: Party B agrees that it will not consent to an amendment to [clause 14] of the Supplemental Deed without the prior consent if Party A.

(14)     Limitation of Liability: Insert the following Section 15, after
         Section 14:

         "15.     Party B's Limitation of Liability

                  Clause 2 of the Definitions Schedule (as at the date of this Agreement) applies to this Agreement as if set out in full in it (with any consequential changes as are necessary to give effect to that clause in this Agreement).

(15)     Send Information:  Insert the following new Section 16 after Section
         15:

         "16      Send Information

                  On each Determination Date the Global Trust Manager will send to each Current Rating Agency such information in the possession of the Global Trust Manager as each Current Rating Agency reasonably requires in relation to the Basis Swap, the Fixed Swap and any other matters in connection with this Agreement."

(16)     Notes Repaid:  Insert the following new Section 17 after Section 16:

         "17      Notes Repaid

                  If the Invested Amount in respect of all Notes has been repaid, or all Notes are deemed under the Transaction Documents to have been redeemed in full, then the obligations (if any) of Party A in respect of the Basis Swap under Part 5(4)(a) and Part 5(7) of the Schedule cease and Party B must repay to Party A in respect of the Basis Swap any remaining prepayments made pursuant to those provisions, together with any collateral provided by Party A to Party B."

(17) Further Assurances: Each party will, upon request by any other party (the "requesting party") at the expense of the requesting party, perform all such acts and execute all such agreements, assurances and other documents and instruments as the requesting party reasonably requires (and, in the case of Party B, are within the powers granted to Party B under the Master Trust Deed) to assure and confirm the rights and powers afforded, created or intended to be afforded or created, under or in relation to this Agreement and each Transaction or other dealing which occurs under or is contemplated by it.

(18) Derivative Contract: The parties acknowledge and agree that for the purposes of the Transaction Documents this Agreement is a Derivative Contract.

(19)     Procedures for Entering into Transactions

         (a) With respect to each Transaction entered into pursuant to this Agreement and for the purposes of Section 9(e)(ii), Party A will, by or promptly after the relevant Trade Date, send:

                  (i) Party B and the Global Trust Manager a Confirmation substantially in the form set out in Annexure 1 (or in such other form as may be agreed between Party A, Party B and the Global Trust Manager), and Party B and the Global Trust Manager must promptly then confirm the accuracy of and sign and return, or request the correction of, such Confirmation; and

                  (ii) Party B and the Global Trust Manager a Confirmation substantially in the form set out in Annexure 2 (or in such other form as may be agreed between Party A, Party B and the Global Trust Manager), and Party B and the Global Trust Manager must promptly then confirm the accuracy of and sign and return, or request the correction of, such Confirmation; and

         (b) Party B will enter into each Transaction in its capacity as trustee of the Trust.

(20) Authorised Person: Each party will be entitled to assume, in the absence of any knowledge to the contrary, that any person signing any Confirmation, notice or other written communication issued in respect of this Agreement on behalf of a party is an Authorised Person of that party.

(21)     Recorded Conversations: Each party:

         (a) consents to the electronic recording of its telephone conversations with the other party (or any of its associated persons) with or without the use of an automatic tone warning device;

         (b) will provide transcripts of such recordings (if any) upon reasonable request by the other party (at the reasonable cost of the party requesting);

         (c) acknowledges that such recordings and transcripts can be used as evidence by either party in any dispute between them; and

         (d) acknowledges that neither is obligated to maintain copies of such recordings and transcripts for the benefit of the other party.

(22) Knowledge or Awareness: Subject to Section 12(a), each party will only be considered to have knowledge or awareness of, or notice of, a thing or grounds to believe anything by virtue of the officers of that party or any Related Entity of that party which have the day to day responsibility for the administration or management of that party's (or a Related Entity of that party's) obligations in relation to the Trust or the Transactions entered into under this Agreement having actual knowledge, actual awareness or actual notice of that thing, or grounds or reason to believe that thing (and similar references will be interpreted in this way).

(23) Amendments to this Agreement: The Global Trust Manager must give 10 Business Days' notice in writing to each Current Rating Agency of any amendments to this Agreement.

(24) Global Trust Manager's Undertaking: The Global Trust Manager, Party A and Party B undertake to comply with their respective obligations under the Supplemental Deed and the other Transaction Documents for the Trust. For the avoidance of doubt, the parties acknowledge and agree that the failure by Party B, the Global Trust Manager or Party A to comply with this undertaking will not give rise to an Event of Default under this Agreement.

(25) Appointment of Global Trust Manager: Party A acknowledges that, under the Master Trust Deed, Party B has appointed the Global Trust Manager as Global Trust Manager of the Trust, with the powers set out in, and upon and subject to the terms of the Master Trust Deed.

(26) Break Costs: For the avoidance of doubt, the parties acknowledge and agree that the non-payment to Party A of Early Repayment Costs on a Payment Date will not give rise to an Event of Default under this Agreement. The Global Trust Manager will procure the Servicer to pay any Early Repayment Costs in respect of a Collection Period to Party A on each Payment Date.

(27) Australian Addenda. The following addenda to Schedule to Master Agreement of International Swap Dealers Association, Inc. in the form of the copies attached to this Agreement are deemed to be incorporated in this Agreement:

         - September 1991 Australian Addendum No. 1 (as amended in September 1992, March 1994 and March 1997) - Interest Rate Caps, Collars and Floors

         - September 1991 Australian Addendum No. 2 (as amended in September 1992 and March 1997) - Swaptions

         -        September 1992 Australian Addendum No. 6 - $A Forward Rate
                  Agreements

         -        September 1992 Australian Addendum No. 7 - Forward Rate Bill
                  Agreements

Part 6 - Securitisation Provisions

(a) Inconsistency. In the event of any inconsistency between the provisions of this Part 6 and any other provision of this Agreement, the provisions of this Part 6 will prevail.

(b) Deduction or withholding for tax. Section 2 of the agreement is amended as follows:

         (i) In Section 2(d)(ii)(1) the following words are deleted where they appear:

                           "in respect of which X would not be required to pay an additional amount to Y under section 2(d)(i)(4)".

         (ii)     Section 2(d)(i)(4) is deleted in its entirety.

(c)      Events of Default and Termination Events.

         (i) The following provisions of Section 5 will not apply to either Party A or Party B:

                  Section 5(a)(ii)
                  Section 5(a)(iii)
                  Section 5(a)(iv)
                  Section 5(a)(v)
                  Section 5(a)(vi)
                  Section 5(a)(viii)
                  Section 5(b)(ii)
                  Section 5(b)(iii)
                  Section 5(b)(iv)

         (ii) Section 5(a)(i) will not apply to the extent it relates to a failure to include in amounts due to be paid to Party A under the Fixed Swap any Early Repayment Costs for the related Collection Period.

(d)      Transfer.

         (i)      A new paragraph (c) is added to Section 7 as follows:

                  "a party may make such a transfer under, or in accordance with, the Master Security Trust Deed."

         and replace the "." at the end of Section 7(b) with "; and".

         (ii) The following sentence is added to Section 7 immediately before the last sentence in Section 7:

                  "Any transfer in accordance with this Section 7 must be to a party with a rating acceptable to each Current Rating Agency and be notified to each Current Rating Agency by the party making the transfer."

(e)      Role and liability of Global Trust Manager.

         Party A acknowledges that the Global Trust Manager will perform the day to day management of the Trust on the terms and conditions of the Master Trust Deed.

         Notwithstanding any other provision of this Agreement, the Global Trust Manager is not liable:

         (i) in connection with anything done by it in good faith and without negligence in reliance upon any document, form or list except where it is actually aware that the document, form or list is not genuine;

         (ii) if it fails to do anything because it is prevented or hindered from doing it by law or order;

         (iii) to anyone for payments made by it in good faith to a fiscal authority in connection with Taxes (including Taxes assessed on the income of the Trust) or other charges in respect of a Trust even if the payment need not have been made;

         (iv) if a person fails to carry out an agreement with the Global Trust Manager in connection with the Trust; or

         (v) to anyone because of any error of law or any matter done or omitted to be done by it in good faith in the event of the liquidation or dissolution of a company (other than a company under its control), except to the extent that any of the foregoing is caused by the Global Trust Manager's own gross negligence, fraud or wilful default.

         The Global Trust Manager personally is not a "party" (as that term is used in Section 2(a)(i) of the Master Agreement) under the Agreement for the purposes of determining the obligations, representations and undertakings of each "party" to it.

(f) Appointment of attorney by Party B. Party B hereby exclusively appoints the Global Trust Manager as its attorney to act on Party B's behalf and exercise all rights and powers of Party B with respect to this Agreement. Without limiting the generality of the foregoing, the Global Trust Manager may issue and receive on behalf of Party B all notices, certificates and other communications to or by Party A, under this Agreement until such time as Party B serves written notice on Party A of the revocation of the Global Trust Manager's authority to act on behalf of Party B in accordance with this Part 6(f) of the Schedule.

                                  ANNEXURE 1

                      FORM OF CONFIRMATION FOR BASIS SWAP
                  - National RMBS Trust 200[ ]-[ ] ("Trust")

                             [Party A Letterhead]

[                    ]

To: [Name and address of Issuer Trustee]  [National Global MBS Manager Pty Ltd
                                          Level 24
                                          500 Bourke Street
                                          Melbourne   VIC   3000]
    Attention:     [               ]      Attention:   [Manager, Group Funding]

SWAP CONFIRMATION - BASIS SWAP

The purpose of this letter is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below ("Transaction"). This letter constitutes a "Confirmation" as referred to in the Master Agreement specified below.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of [ ], as amended, novated or supplemented from time to time ("Agreement"), between National Australia Bank Limited (ABN 12 004 044 937) ("Party A"), [Name and ABN of Issuer Trustee] as trustee of the Trust ("Party B") and National Global MBS Manager Pty Ltd (ABN 36 102 668 226) ("Global Trust Manager"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The terms of the particular Transaction to which this Confirmation relates are as follows:

Trade Date:                                   [                        ]

Effective Date:                               [                        ]

Termination Date:                             Means the earlier of:

                                              (a) the date that all the Notes
                                              have been redeemed in full;

                                              (b) the Final Termination Date;
                                              and

                                              (c) the Payment Date falling in
                                              [month, year], subject to the
                                              Following Business Day
                                              Convention.

Notional Amount:                              With respect to each Interest
                                              Period just ended, means the
                                              Basis Swap Amount for that
                                              Interest Period.

Floating Administered Rate                    Party B

Payer:

Floating Administered Rate Payer Payment      [        ]
Dates:

Floating Rate Option:                         The weighted average of the
                                              weighted average interest
                                              rates for all Housing Loans
                                              comprising part of the
                                              Purchased Mortgage Loans being
                                              charged a variable rate of
                                              interest during the Collection
                                              Period which relates to the
                                              relevant Interest Period, as
                                              calculated by the Global Trust
                                              Manager on the first Business
                                              Day of each calendar month
                                              during that Collection Period.

Floating Rate Day Count Fraction:             [        ]

Floating BBSW Amounts:

Floating BBSW Rate Payer:                     Party A

Floating BBSW Rate Payer Payment Dates:       [        ]

Payment Dates:

Floating Rate Option:                         [                 ]

Spread: For each payment made on a Payment Date on or before the Payment Date falling in
                                              [month, year], [ ]% per annum.

                                              For each payment made on a
                                              Payment Date after the Payment
                                              Date falling in [month, year],[
                                              ]% per annum except where the
                                              Noteholders do not approve of
                                              the redemption of the Notes at
                                              their Stated Amount (instead of
                                              their Invested Amount) in
                                              accordance with the Transaction
                                              Documents, in which case the
                                              spread will be [ ]% per annum.

Floating Rate Day Count Fraction:             [        ]

Reset Dates:                                  The first day of each Interest
                                              Period.

Business Day:                                 Melbourne

Business Day Convention:                      Following

Calculation Agent:                            The Global Trust Manager

Account Details Instruction:

Account for payments to Party A:              As advised

Account for payments to Party B:              As advised

Other Provisions:                             The Transaction to which this
                                              Confirmation relates is a Basis
                                              Swap for the purposes of the
                                              Agreement.

Please confirm that the above correctly sets out the terms of our agreement in respect of the Transaction to which this Confirmation relates by signing and returning it to us by facsimile today.

Executed documents will follow by mail.

Yours sincerely


SIGNED for and on behalf of [NAME AND ABN OF ISSUER             SIGNED for and on behalf of NATIONAL AUSTRALIA
TRUSTEE] as trustee of the National RMBS Trust                  BANK LIMITED (ABN 12 004 044 937)
200[  ]-[  ]


By: _______________________________                             By: _______________________________

      (Authorised Person)                                             (Authorised Person)

Name: _____________________________                             Name: _____________________________

Title:   _____________________________                          Title:   _____________________________



SIGNED for and on behalf of NATIONAL GLOBAL MBS
MANAGER PTY LTD (ABN 36 102 668 226)


By: _______________________________

      (Authorised Person)

Name: _____________________________

Title:   _____________________________

                                  ANNEXURE 2


                      FORM OF CONFIRMATION FOR FIXED SWAP
                  - National RMBS Trust 200[ ]-[ ] ("Trust")

                             [Party A Letterhead]

[                       ]

To:           [Name and address of Issuer Trustee]             [National Global MBS Manager Pty Ltd
                                                               Level 24
                                                               500 Bourke Street
                                                               Melbourne   VIC   3000]

              Attention:     [                      ]          Attention:      [Manager, Group Funding]

SWAP CONFIRMATION - FIXED SWAP


The purpose of this letter is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below ("Transaction"). This letter constitutes a "Confirmation" as referred to in the Master Agreement specified below.


This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of [ ], as amended, novated or supplemented from time to time ("Agreement"), between National Australia Bank Limited, (ABN 12 004 044 937) ("Party A"), [Name and ABN of Issuer Trustee] as trustee of the Trust ("Party B") and National Global MBS Manager Pty Ltd (ABN 36 102 668 226) ("Global Trust Manager"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.


The terms of the particular Transaction to which this Confirmation relates are as follows:



Trade Date:                                    [                    ]

Effective Date:                                [                    ]

Termination Date:                              Means the earlier of:

                                               (a) the date that all the Notes
have been redeemed in full;


                                               (b) the Final Termination Date;
                                                   and


                                               (c) the Payment Date falling in
                                                   [month, year],
                                               subject to the Following
                                               Business Day Convention.

Notional Amount:                               With respect to each Interest
                                               Period just ended, means the
                                               Fixed Swap Amount for that
                                               Interest Period.

Fixed Amounts:

Fixed Rate Payer:                              Party B

Fixed Rate Payer Payment Dates:                [                    ]
Fixed Rate:

                                               The weighted average of the
                                               weighted average interest rates
                                               for all Housing Loans comprising
                                               part of the Purchased Mortgage

                                               Loans being charged a fixed
                                               rate of interest during the
                                               Collection Period that relates
                                               to the relevant Interest
                                               Period, as calculated by the
                                               Global Trust Manager on the
                                               first Business Day of each
                                               calendar month during that
                                               Collection Period. Fixed Rate
                                               Day Count Fraction: [ ]

Floating Amounts:

Floating Rate Payer:                           Party A

Floating Rate Payer Payment Dates:             [                    ]

Floating Rate Option:                          [                    ]

Spread: For each payment made on a Payment Date on or before the Payment Date falling in [month, year], [ ]% per annum.

                                               For each payment made on a
                                               Payment Date after the Payment
                                               Date falling in [month, year],[
                                               ]% per annum, except where the
                                               Noteholders do not approve of
                                               the redemption of the Notes at
                                               their Stated Amount (instead of
                                               their Invested Amount) in
                                               accordance with the Transaction
                                               Documents, in which case the
                                               spread will be [ ]% per annum.

Floating Rate Day Count Fraction:              [                    ]

Reset Dates:                                   The first day of each Interest
                                               Period.

Business Day:                                  Melbourne

Business Day Convention:                       Following

Calculation Agent:                             The Global Trust Manager

Account Details Instruction:

Account for payments to Party A                As advised

Account for payments to Party B                As advised

Other Provisions:                              The Transaction to which this
                                               Confirmation relates is a Fixed
                                               Swap for the purposes of the
                                               Agreement.

Please confirm that the above correctly sets out the terms of our agreement in respect of the Transaction to which this Confirmation relates by signing and returning it to us by facsimile today.


Executed documents will follow by mail.


Yours sincerely





SIGNED for and on behalf of [NAME AND ABN OF ISSUER             SIGNED for and on behalf of NATIONAL AUSTRALIA
TRUSTEE] as trustee of the National RMBS Trust                  BANK LIMITED (ABN 12 004 044 937)
200[  ]-[  ]


By: _______________________________                             By: _______________________________

      (Authorised Person)                                             (Authorised Person)

Name: _____________________________                             Name: _____________________________

Title: _____________________________                            Title: ____________________________





SIGNED for and on behalf of NATIONAL
GLOBAL MBS MANAGER PTY LTD

(ABN 36 102 668 226)


By:  _______________________________

(Authorised Person)

Name:  _____________________________

Title: _____________________________


SIGNED by [          ]                               )
as attorney for NATIONAL AUSTRALIA BANK LIMITED      )
under power of attorney dated                        )
                                                     )
in the presence of:                                  )
                                                     )
................................................      )
Signature of witness                                 )
                                                     )
................................................      )
Name of witness (block letters)                      )
                                                     )
................................................      )
Address of witness                                   )         ...............................................
                                                     )         By executing this agreement the attorney states
................................................      )         that the attorney has received no notice of
Occupation of witness                                )         revocation of the power of attorney
                                                     )




SIGNED by [               ]                          )
as attorney for [NAME OF ISSUER TRUSTEE] under       )
power of attorney dated                              )
[                       ]                            )
                                                     )
in the presence of:                                  )
                                                     )
................................................      )
Signature of witness                                 )
                                                     )
................................................      )
Name of witness (block letters)                      )
                                                     )
................................................      )
Address of witness                                   )         ...............................................
                                                     )         By executing this agreement the attorney states
................................................      )         that the attorney has received no notice of
Occupation of witness                                )         revocation of the power of attorney




                                      31


SIGNED by [                    ] on behalf of        )
NATIONAL GLOBAL MBS MANAGER PTY LTD in the           )
presence of:                                         )
                                                     )
................................................      )
Signature of witness                                 )
                                                     )
................................................      )
Name of witness (block letters)                      )
                                                     )
................................................      )
Address of witness                                   )
                                                     )         ...............................................
................................................      )         By executing this agreement the signatory
Occupation of witness                                )         states that the signatory has received no
                                                     )         notice of revocation of the authority under
                                                     )         which this Agreement is executed
                                                     )






                          [NAME OF SUPPORT PROVIDER]

                   National RMBS Trust 200[ ]-[ ] ("Trust")



[                         ]

To:           [Name and address of Issuer Trustee]              [National Global MBS Manager Pty Ltd
                                                                Level 24
                                                                500 Bourke Street
                                                                Melbourne  VIC  3000
                                                                Australia]
              Attention:     [                     ]            Attention:  [Manager, Group Funding]

SWAP CONFIRMATION - BASIS SWAP

The purpose of this letter is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below ("Transaction"). This letter constitutes a "Confirmation" as referred to in the Master Agreement specified below.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of [ ], as amended, novated or supplemented from time to time ("Agreement"), between National Australia Bank Limited (ABN 12
004 044 937) ("Party A"), [Name and ABN of Issuer Trustee] as trustee of the Trust ("Party B") and National Global MBS Manager Pty Ltd (ABN 36 102 668 226) ("Global Trust Manager"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The terms of the particular Transaction to which this Confirmation relates are as follows:

Trade Date:                                   [                       ]

Effective Date:                               [                       ]

Termination Date:                             Means the earlier of:

                                              (a) the date that all the Notes
                                                  have been redeemed in full;

                                              (b) the Final Termination Date;
                                                  and

                                              (c) the Payment Date falling in
                                                  [month, year],

                                              subject to the Following
                                              Business Day Convention.

Notional Amount:                              With respect to each Interest
                                              Period just ended, means the
                                              Basis Swap Amount for that
                                              Interest Period.

Floating Administered Rate                    Party B
Payer:

Floating Administered Rate                    [        ]

Payer Payment Dates:

Floating Rate Option:                         The weighted average of the
                                              weighted average interest rates
                                              for all Housing Loans comprising
                                              part of the Purchased Mortgage
                                              Loans being charged a variable
                                              rate of interest during the
                                              Collection Period which relates
                                              to the relevant Interest Period,
                                              as calculated by the Global
                                              Trust Manager on the first
                                              Business Day of each calendar
                                              month during that Collection
                                              Period.

Floating Rate Day Count                       [        ]
Fraction:

Floating BBSW Amounts:

Floating BBSW Rate Payer:                     Party A

Floating BBSW Rate Payer                      [        ]
Payment Dates:

Payment Dates:

Floating Rate Option:                         [        ]

Spread: For each payment made on a Payment Date on or before the Payment Date falling in [month, year], [ ]% per annum.

                                              For each payment made on a
                                              Payment Date after the Payment
                                              Date falling in [month, year],[
                                              ]% per annum except where the
                                              Noteholders do not approve of
                                              the redemption of the Notes at
                                              their Stated Amount (instead of
                                              their Invested Amount) in
                                              accordance with the Transaction
                                              Documents, in which case the
                                              spread will be [ ]% per annum.

Floating Rate Day Count
Fraction:                                     [        ]

Reset Dates:                                  The first day of each Interest
                                              Period.

Business Day:                                 Melbourne

Business Day Convention:                      Following

Calculation Agent:                            The Global Trust Manager

Account Details Instruction:

Account for payments to Party                 As advised
A:

Account for payments to Party                 As advised
B:

Other Provisions:                             The Transaction to which this
                                              Confirmation relates is a Basis
                                              Swap for the purposes of the
                                              Agreement.

Please confirm that the above correctly sets out the terms of our agreement in respect of the Transaction to which this Confirmation relates by signing and returning it to us by facsimile today.

Executed documents will follow by mail.

Yours sincerely


SIGNED for and on behalf of [NAME AND ABN OF ISSUER             SIGNED for and on behalf of NATIONAL AUSTRALIA
TRUSTEE] as trustee of the National RMBS Trust                  BANK LIMITED (ABN 12 004 044 937)
200[ ]-[ ]


By: _________ _________                                         By: __________ _________

      (Authorised Person)                                             (Authorised Person)

Name: __________________                                        Name: __________________

Title:__________________                                        Title:  ___________________



SIGNED for and on behalf of NATIONAL GLOBAL MBS
MANAGER PTY LTD


By: ______ ____

      (Authorised Person)

Name: ______________

Title:   __________________

                           NAME OF SUPPORT PROVIDER]


                   National RMBS Trust 200[ ]-[ ] ("Trust")



[                       ]

To:        [Name and address of Issuer Trustee]                   [National Global MBS Manager Pty Ltd
                                                                  Level 24
                                                                  500 Bourke Street
                                                                  Melbourne  VIC  3000
                                                                  Australia]

           Attention:     [                            ]          Attention:   [Manager, Group Funding]

SWAP CONFIRMATION - FIXED SWAP


The purpose of this letter is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below ("Transaction"). This letter constitutes a "Confirmation" as referred to in the Master Agreement specified below.


This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of [ ], as amended, novated or supplemented from time to time ("Agreement"), between National Australia Bank Limited, (ABN 12 004 044 937) ("Party A"), [Name and ABN of Issuer Trustee] as trustee of the Trust ("Party B") and National Global MBS Manager Pty Ltd (ABN 36 102 668 226) ("Global Trust Manager"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.


The terms of the particular Transaction to which this Confirmation relates are as follows:



Trade Date:                                    [                         ]

Effective Date:                                [                         ]

Termination Date:                              Means the earlier of:

                                               (a) the date that all the Notes
                                                   have been redeemed in full;


                                               (b) the Final Termination Date;
                                                   and


                                               (c) the Payment Date falling in
                                                   [month, year],
                                               subject to the Following
                                               Business Day Convention.

Notional Amount:                               With respect to each Interest
                                               Period just ended, means the
                                               Fixed Swap Amount for that
                                               Interest Period.

Fixed Amounts:

Fixed Rate Payer:                              Party B

Fixed Rate Payer Payment Dates:                [                         ]

Fixed Rate:                                    The weighted average of the
                                               weighted average interest rates
                                               for all Housing Loans
                                               comprising part of the
                                               Purchased Mortgage Loans being
                                               charged a fixed rate of
                                               interest during the Collection
                                               Period that relates to the
                                               relevant Interest Period, as
                                               calculated by the Global Trust
                                               Manager on the first Business
                                               Day of each calendar month
                                               during that Collection Period.

Fixed Rate Day Count Fraction:                 [                         ]

Floating Amounts:

Floating Rate Payer:                           Party A

Floating Rate Payer Payment                    [                         ]
Dates:

Floating Rate Option:                          [                         ]

Spread: For each payment made on a Payment Date on or before the Payment Date falling in [month, year], [ ]% per annum.


                                               For each payment made on a
                                               Payment Date after the Payment
                                               Date falling in [month, year],
                                               [  ]% per annum, except where the
                                               Noteholders do not approve of
                                               the redemption of the Notes at
                                               their Stated Amount (instead of
                                               their Invested Amount) in
                                               accordance with the Transaction
                                               Documents, in which case the
                                               spread will be [ ]% per annum.

Floating Rate Day Count Fraction:              [                         ]

Reset Dates:                                   The first day of each Interest
                                               Period.

Business Day:                                  Melbourne

Business Day Convention:                       Following

Calculation Agent:                             The Global Trust Manager

Account Details Instruction:

Account for payments to Party A                As advised

Account for payments to Party B                As advised

Other Provisions:                              The Transaction to which this
                                               Confirmation relates is a Fixed
                                               Swap for the purposes of the
                                               Agreement.

Please confirm that the above correctly sets out the terms of our agreement in respect of the Transaction to which this Confirmation relates by signing and returning it to us by facsimile today.


Executed documents will follow by mail.


Yours sincerely





SIGNED for and on behalf of [NAME AND ABN OF ISSUER             SIGNED for and on behalf of NATIONAL AUSTRALIA
TRUSTEE] as trustee of the National RMBS Trust                  BANK LIMITED (ABN 12 004 044 937)
200[  ]-[  ]


By: __________________                                          By: ________ ___________

      (Authorised Person)                                             (Authorised Person)

Name: __________________                                        Name: ______________________

Title:__________________                                        Title: _____________________


SIGNED for and on behalf of NATIONAL GLOBAL MBS
MANAGER PTY LTD


By: ______ ______

    (Authorised Person)

Name: ______________

Title:   __________________

                                    ISDA(R)

             International Swaps and Derivatives Association, Inc.


                                   SCHEDULE
                                    to the
                               Master Agreement
                                dated as of [ ]


                                    between
                           [name and ABN of Party A]
                                  ("Party A")
                                      and
                       [name and ABN of Issuer Trustee]
               as trustee for the National RMBS Trust 200[ ]-[ ]
                                  ("Party B")
                                      and
                      National Global MBS Manager Pty Ltd
                             (ABN 36 102 668 226)
                           ("Global Trust Manager")
                                      and
                          [name of Support Provider]
                             ("Support Provider")


Part 1.  Termination Provisions

In this Agreement:

(a)      "Specified Entity" in relation to:

         (i)    Party A, is not applicable; and

         (ii)   Party B, is not applicable.

(b) "Specified Transaction" will have the meaning specified in Section 14 of this Agreement.

(c) The "Automatic Early Termination" provision of Section 6(a) will not apply to Party A and will not apply to Party B.

(d) Payments on Early Termination. For the purpose of Section 6(e) of this Agreement:

         (i)    Market Quotation will apply;

         (ii)   the Second Method will apply.

(e)      "Termination Currency" is Australian dollars.

(f) Additional Termination Event applies. Each of the following is an Additional Termination Event in relation to which both Party A and Party B are Affected Parties:

         "An Event of Default occurs in respect of the Trust and the Security Trustee has declared the [Class/Classes of US Notes] to be immediately due and payable."

         "All of the [Class/Classes of US Notes] are redeemed under Condition
         7.4 of the [Conditions of the Class/Classes of US Notes]."

Part 2.  Tax Representations

(a) Payer Representations. For the purpose of Section 3(e) of this Agreement, Party A will make the following representation and Party B will make the following representation:

         It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

         (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement;

         (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of this Agreement; and

         (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of this Agreement,

         provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b) Payee Tax Representation. For the purpose of Section 3(f) of this Agreement, Party A and Party B will make the representation:

         It is an Australian resident and does not derive the payments under this Agreement in part or whole carrying on business in a country outside Australia at or through a permanent establishment of itself in that country. Party B further represents that it is a "foreign trust" for United States tax purposes.

Part 3.  Agreement to Deliver Documents

For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents, as applicable:

(a)      Tax forms, documents or certificates to be delivered are:


Party required to deliver   Form/Document/ Certificate                            Date by which to be
delivered document

Party A and Party B         Any document or certificate reasonably                On the earlier of (a) as soon as
                            required or reasonably requested by Party A           reasonably practical following
                            or Party B in connection with its obligations         learning that such document or
                            to make a payment under this Agreement                certificate is required and (b) as



                                      3


                            which would enable that party to make the             soon as reasonably practicable
                            payment free from any deduction or                    following a request by the other
                            withholding for or on account of Tax or as            party.
                            would reduce the rate at which deduction or
                            withholding for or on account of Tax is
                            applied to that payment (including, without
                            limitation, any United States Form W-8BEN
                            of other relevant United States tax form).

(b)      Other documents to be delivered are:

Party required to           Form/Document/ Certificate            Date by which to be              Covered by
deliver document                                                  delivered document               Section 3(d)
                                                                                                   Representation

Party A and Party B         A list of authorised signatories      On execution of this             Yes
                            for the party and, if so              Agreement or any relevant
                            requested by the other party,         Confirmation and when the
                            evidence satisfactory in form         list is updated.
                            and substance to the other party
                            of the authority of the
                            authorised signatories of the
                            party to execute this Agreement
                            and any Confirmation on behalf of
                            the party.

Party A and Party B         A legal opinion as to the validity    At any time prior to the         Yes
                            and enforceability of that            first Issue Date.
                            party's obligations under this
                            Agreement in form and
                            substance (and issued by legal
                            counsel) reasonably acceptable
                            to each other party.

Global Trust                A copy (certified by an Authorised    In the case of each Credit       Yes
Manager (to be              Authorised Person of the Global       Suppor Document, within
delivered to Party A)       Trust Manager to be a true and        5 Business Days (or such
                            complete copy) of each Credit         period as Party A agrees
                            Support Document in respect of        to) of execution of this
                            Party B and (without limiting         Agreement (provided that
                            any obligation Party B may            it must be received by the
                            have under the terms of that          first Issue Date) and, in the
                            Credit Support Document to            case of an amending
                            notify Party A of amendments)         document, within 5
                            a copy (certified by an               Business Days (or such
                            Authorised Person of the Global       other period as Party A
                            Trust Manager to be a true and        agrees to) of execution of
                            complete copy) of any                 the amending document.
                            document that amends in any
                            way the terms of any Credit




                                      4


Party required to           Form/Document/ Certificate            Date by which to be              Covered by
deliver document                                                  delivered document               Section 3(d)
                                                                                                   Representation
                            Support Document.

Global Trust                A copy, certified an                  Within 5 Business Days of        Yes
Manager (to be              Authorised Person of the Global       execution of this
delivered to Party A)       Trust Manager, of the Master          Agreement, provided that
                            Trust Deed, Supplemental              they must be delivered by
                            Deed, [Conditions of the              the first Issue Date.
                            Class/Classes of US Notes],
                            Definitions Schedule and Note
                            Trust Deed.

Part 4.  Miscellaneous

(a) Addresses for Notices. For the purpose of Section 12(a) of this Agreement:

         Address for notices or communications to Party A:

         Address:          [        ]

         Attention:        [        ]

         Telex No:         [        ]                Answerback:       [      ]

         Facsimile No:     [        ]                Telephone No:     [      ]

         Electronic Messaging System Details:                 [        ]

         Address for notices or communications to Support Provider:

         Address:          [        ]

         Attention:        [        ]

         Telex No:         [        ]                Answerback:       [      ]

         Facsimile No:     [        ]                Telephone No:     [      ]

         Electronic Messaging System Details:                 [        ]

         with a copy to: [ ]

         Address for notices or communications to Party B:

         Address: [        ]

         Attention:        [        ]

         Telex No:         [        ]                Answerback:       [      ]

         Facsimile No:     [        ]                Telephone No: [   ]

         Electronic Messaging System Details:                          [      ]

         All notices or communications to Party B to be copied to the Global Trust Manager at the address below

         Address for notices or communications to Global Trust Manager:

         Address: [Level 24, 500 Bourke Street, Melbourne VIC 3000]

         Attention:     [Manager, Group Funding]

         Telex No:      [Not applicable]        Answerback:   [Not Applicable]

         Facsimile No:  [(613 8641 0906]        Telephone No: [(613) 8641 2157]

         Electronic Messaging System Details:   [Not Applicable]

(b)      Process Agent. For the purpose of Section 13(c) of this Agreement:

         (i) Party A appoints as its Process Agent: [ ]

         (ii) Party B appoints as its Process Agent: [ ]

         (iii) Support Provider appoints as its Process Agent: [ ]

(c) Offices. The provisions of Section 10(a) will not apply to this Agreement.

(d)      Multibranch Party. For the purpose of Section 10(c) of this Agreement:

         Neither Party A nor Party B is a Multibranch Party.

(e) Calculation Agent. The Calculation Agent is Party A, unless otherwise specified in a Confirmation in relation to the relevant Transaction.

(f)      Credit Support Document. Details of any Credit Support Document:

         (i)  in relation to Party A: Nil;

         (ii) in relation to Party B: the Master Security Trust Deed and the Deed of Charge.

(g)      Credit Support Provider. Credit Support Provider means:

         (i) in relation to Party A, the Support Provider unless:

                  (A) a Substitute Transaction becomes effective in accordance with Section 16 of the Other Agreement, in which case, nil; or

                  (B) an Equivalent-Other Transaction becomes effective in accordance with Section 16 of the Other Agreement, in which case the New Currency Swap

                           Provider shall be the new Credit Support Provider in relation to Party A; and

         (ii) in relation to Party B: nil.

(h) Governing Law. This Agreement will be governed by and construed in accordance with the laws in force in the Australian Capital Territory and each party submits to the non-exclusive jurisdiction of the courts of the Australian Capital Territory. Section 13(b)(i) is deleted and replaced by the following:

                  "(i) submits to the non-exclusive jurisdiction of the courts of the Australian Capital Territory; and".

(i) Netting of Payments. Subparagraph (ii) of Section 2(c) of this Agreement will not apply to any Transactions.

(j) "Affiliate" will have the meaning specified in Section 14 of this Agreement. For the purpose of Section 3(c), Party A is deemed not to have any Affiliates.

Part 5.  Other Provisions

(1)      Payments: In Section 2:

         (a)   In Section 2(a)(i) add the following sentence:

               "Each payment will be by way of exchange for the corresponding payment or payments payable by the other party."

         (b) In Section 2(a)(ii), the first sentence is deleted and replaced with the following sentence:

               "Unless specified otherwise in this Agreement, payments under this Agreement by:

               (1)  Party A, will be made by [12 midday] (New York time); and

               (2)  Party B, will be made by [4.00pm] (Melbourne time),

               on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds, free of any set-off, counterclaim, deduction or withholding (except as expressly provided in this Agreement) and in the manner customary for payment in the required currency."

         (c)   Insert new paragraph (iv) in Section 2(a) immediately after
               Section 2(a)(iii) as follows:

               "(iv) The condition precedent in Section 2(a)(iii)(1) does not apply to a payment due to be made by a party if it has satisfied all its payment obligations under Section 2(a)(i) of this Agreement and has no future payment obligations, whether absolute or contingent under Section 2(a)(i)."

          (d)  Add the following new sentence to Section 2(b):

               "Each new account so designated shall be in the same tax jurisdiction as the original account."

         (e)   Insert a new paragraph (v) in Section 2(a) immediately after
               Section 2(a)(iv) as follows:

               "(v) Where:

                    (1) payments are due pursuant to Section 2(a)(i) by Party A to Party B (the "Party A Payment") and by Party B to Party A (the "Party B Payment") on the same day,

                    then Party A's obligation to make the Party A Payment will be subject to the condition precedent (which will be an "applicable condition precedent" for the purpose of
                    Section 2(a)(iii)(3)) that Party A first receives either:

                    (2)  the Party B Payment; or

                    (3) confirmation from Party B's bank that it holds irrevocable instructions to effect payment of the Party B Payment and that funds are available to make that payment."

         (f) Party B's Payment Instructions. Party B irrevocably authorises and instructs Party A to make payment of:

               (i) the "Party A Initial Exchange Amount" payable by Party A under a currency swap transaction by paying that amount direct to the account notified in writing by Party B to Party A for that purpose; and

               (ii) any other amount due from Party A to Party B under this
                    Agreement by paying that amount direct to the Principal Paying Agent to the account outside Australia notified in writing by the Principal Paying Agent to Party A for that purpose.

         (g) Party A's Payment Instructions. Party A irrevocably authorises and instructs Party B to make payment of:

               (i) any amount denominated in A$ due from Party B to the account in Melbourne notified in writing by Party A to Party B from time to time; and

               (ii) any amount denominated in US$ due from Party B to the account notified in writing by Party A to Party B from time to time.

(2)      Representations: In Section 3:

         (a) Section 3(a)(v) is amended by inserting immediately after the words "creditors' rights generally" the following:

               "(including in the case of a party being an authorised deposit-taking institution under the Banking Act 1959 (Cwlth), section 13A(3) of the Banking Act 1959 (Cwlth) and section 86 of the Reserve Bank Act 1959 (Cwlth) or any analogous provision under any other law applicable to a party),"

         (b) Insert new paragraphs (g) and (h) in Section 3 immediately after Section 3(f):

               "(g) Relationship between Parties. Each party will be deemed to represent to each other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

                    (i) Non-Reliance. It is acting for its own account or, in the case of Party B, as trustee of the Trust, and it has made its own independent decisions to enter into that Transaction or, in the case of Party B, has been directed to do so by the Global Trust Manager and as to whether that Transaction is appropriate or proper for it based upon its own judgement and upon advice from such advisers as it has deemed necessary or, in the case of Party B, at the direction of the Global Trust Manager. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction will not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party will be deemed to be an assurance or guarantee as to the expected results of that Transaction.

                    (ii) Evaluation and Understanding. It is capable of
                         evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

                   (iii) Status of Parties. No other party is acting as a
                         fiduciary or an adviser to it in respect of that Transaction (other than, in the case of Party B, the Global Trust Manager).

         (h)   Trust. By Party B, in respect of Party B only:

                    (i) Trust Validly Created. The Trust has been validly created and is in existence at the date of this Agreement.

                    (ii) Sole Trustee. It has been validly appointed as
                         trustee of the Trust and is presently the sole trustee of the Trust.

                   (iii) No Proceedings to Remove. No notice has been given
                         to it and to its knowledge no resolution has been passed, or direction or notice has been given, removing it as trustee of the Trust.

                    (iv) Power. It has power to enter into this Agreement and
                         the Credit Support Documents in its capacity as trustee of the Trust.

                    (v) Good Title. It is the legal owner of, or has equitable title to (as applicable), the Assets of the Trust and has power to transfer them in the manner provided in the Credit Support Documents in relation to Party B and, subject only to the Credit Support Documents in relation to Party B and any Security Interest permitted under the Credit Support Documents in relation to Party B, those Assets are free of all other Security Interests (except for Party B's right of indemnity out of the Assets of the Trust)."

(3) Event of Default: In Section 5(a), delete paragraph (i) and replace it with the following:

         "(i) Failure to Pay or Deliver. Failure by the party to make, when due, any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied at or before

               (1) where the failure is by Party B, [10.00am] on the tenth Business Day after notice of such failure is given to Party B;" and

               (2) where the failure is by Party A, [10.00am] on the tenth Business Day after notice of such failure is given to Party A;".

(4)      Amendment to Section 6

         Add a new Section 6(aa):

              "(aa) Restricted Termination Rights

               (i) Termination by Party B: Party B must not designate an Early Termination Date without the prior written consent of the Note Trustee. Party B may only designate an Early Termination Date at the direction of the Global Trust Manager. Subject to its duties under the Master Trust Deed and the Supplemental Deed, Party B may exercise any rights in its capacity as holder of the Assets of the Trust only on the instructions of the Global Trust Manager and only after consultation between Party A, Party B, the Global Trust Manager and the Note Trustee.

               (ii) Consultation regarding timing: Party A and Party B agree that prior to designating an Early Termination Date they will attempt to consult with the other as to the timing of the Early Termination Date.

              (iii) Party A's limited rights in relation to Tax Event:
                    Notwithstanding Part 5(24) of this Schedule, Party A may designate an Early Termination Date if it is an Affected Party following a Tax Event but only if the Note Trustee has confirmed that it is satisfied that the [Noteholders of the Class/Classes of US Notes] will be paid in full all principal and interest outstanding on the [Class/Classes of US Notes].

               (iv) Illegality: The parties agree that imposition by any
                    Governmental Agency of an Australian jurisdiction of any exchange controls, restrictions or prohibitions will not constitute an Illegality for the purposes of Section 5(b)(i) or Section 5(c) and Party A will not be entitled to designate an Early Termination Date.

               (v) Transfer where Party B does not gross-up: If any payment by Party B to Party A under this Agreement is, or is likely to be, made subject to any deduction or withholding on account of Tax, Party B will endeavour to procure the substitution as principal obligor under this Agreement in respect of each Affected Transaction of a replacement Party B incorporated in another jurisdiction approved by Party A and the Note Trustee and in respect of which the Current Rating Agencies confirm that the substitution will not cause a reduction or withdrawal of the rating of the [Class/Classes of US Notes].

(d) Transfers to avoid Termination: Section 6(b)(ii) is amended as follows:

         (i) The following sentence is added at the end of the second paragraph:

               "However, if Party A is that other party it must, if so requested by the Global Trust Manager, use reasonable efforts (which will not require Party A to incur a loss, excluding immaterial, incidental expenses) to make such a transfer to an Affiliate provided the Current Rating Agencies have given prior written confirmation to the Global Trust Manager that such a transfer will not result in an Adverse Rating Effect."

         (ii)  The third paragraph is deleted and replaced with the following:

               "Any such transfer by a party under this Section 6(b)(ii) will be subject to and conditional upon the prior written consent of the other party, which consent will not be withheld:

               (1) where the other party is Party A, if Party A's policies in effect at such time would permit it to enter into transactions with the transferee on the terms proposed; or

               (2) where the other party is Party B, if the Current Rating Agencies have confirmed in writing that such transfer will not result in an Adverse Rating Effect.

(e)      Notice of Event of Default: For the purposes of Section 6(a) and
         (b), each of Party A and Party B may only provide a notice specifying an Event of Default with respect to the other as the Defaulting Party and may only designate an Early Termination Date following a Termination Event where either Party A or Party B (or both) is the Affected Party or the Burdened Party.

(6)      Replacement Currency Swap Agreement:

         (a) If any Transaction under this Agreement which is a currency swap is terminated prior to the day upon which the [Class/Classes of US Notes] are redeemed in full, Party B may, at the direction of the Global Trust Manager, enter into one or more currency swaps which replace that Transaction (collectively a "Replacement Currency Swap") provided that:

               (i) the Current Rating Agencies confirm in writing that the entry into the Replacement Currency Swap by Party B does not result in an Adverse Rating Effect; and

               (ii) the liability of Party B under the Replacement Currency
                    Swap is limited to the satisfaction of Party B and, in any case, to at least the same extent that its liability is limited under that Transaction.

         (b) If Party B enters into a Replacement Currency Swap pursuant to paragraph (a) and the amount calculated to be payable under
               Section 6(e) ("Total Settlement Amount") is payable by Party B to Party A upon termination of the Transaction referred to in
               Part 5(6)(a), Party B must direct the Replacement Currency Swap provider to pay any upfront premium to enter into the Replacement Currency Swap due to Party B directly to Party A in satisfaction of and to the extent of Party B's obligation to pay the Total Settlement Amount to Party A, and to the extent such premium is not greater than or equal to the Total Settlement Amount, the balance may be satisfied by Party B as an Expense of the Trust.

         (c) If Party B enters into a Replacement Currency Swap pursuant to paragraph (a) and a Total Settlement Amount is payable by Party A to Party B upon termination of the Transaction referred to in
               Part 5(6)(a), Party B may direct Party A to pay that amount to the Replacement Currency Swap provider in satisfaction of or towards and to the extent of Party B's obligation (if any) to pay an upfront premium to the Replacement Currency Swap provider to enter into the Replacement Currency Swap.

         (d)   The rights and obligations of Party A and Party B under this
               Part 5(6) will survive the termination of this Agreement.

(7)      Insert the following Sections 15 and 16 after Section 14:

         "15   Guarantee by Support Provider

         (a) In consideration of Party B entering into the Other Agreement (as defined in Section 16(f)) and Transactions under the Other Agreement with the Support Provider on the same material economic terms as Transactions under this Agreement, the Support Provider unconditionally guarantees to Party B the payment by Party A of moneys which are payable by Party A under a Transaction (on terms set out in this Agreement and in the Confirmation for that Transaction) ("Payable Moneys") to Party B in the event that Party A defaults in the payment of those Payable Moneys.

         (b) If Party B has not been, or Party A reasonably expects that Party B is not going to be, paid all or any part of the presently Payable Moneys by Party A, then Party A or Party B may by notice to the Support Provider demand payment of the Payable Moneys in respect of which demand is being made. The Support Provider agrees to make payments of the relevant Payable Moneys within 3 Business Days of such a demand. The Support Provider's obligations to pay those Payable Moneys which have not been paid by Party A are not conditional on the Support Provider receiving such notice of demand.

         (c) The Support Provider agrees that it will not, until all the present and prospective Payable Moneys have been paid, exercise any rights of subrogation which it may acquire due to its payment of Payable Moneys under Section 15(a).

         (d) All payments by the Support Provider shall be made in the currency in which the Payable Moneys are denominated.

         (e) Party B agrees that, without affecting its rights under Section 16, to the extent that the Support Provider pays the Payable Moneys, and thereby avoids or remedies a default by Party A, Party B shall not be entitled to designate an Early Termination Date in respect of that default by Party A, and such a payment by the Support Provider shall be deemed to be an "actual payment" as referred to in line 6 of Section 2(e) of this Agreement.

         (f) The provisions of this Section 15 shall constitute irrevocable obligations of the Support Provider until a notice of revocation is served by the Support Provider on Party B, but such a notice cannot and shall not be served without the prior written consent of Party A, Party B and the Global Trust Manager in consultation with the Current Rating Agencies.

16       Support Provider Transactions

         (a) If a Credit Event has occurred in respect of Party A then the Support Provider may give a Substitution Notice to Party B and to the Global Trust Manager specifying a Transaction which shall be substituted under this Section 16 (a "Replaced Transaction").

         (b)   If the Support Provider gives a Substitution Notice under
               Section 16(a), then either:

               (i)  a Substitute Transaction shall become effective; or

               (ii) both:

                    (A) Party B, the Support Provider and the Global Trust Manager must enter into an Equivalent Transaction with a counterparty which has a Prescribed Joint Rating and which is procured by the Support Provider and the Note Trustee (the "New Currency Swap Provider"); and

                    (B) an Equivalent-Other Transaction shall become effective. The New Currency Swap Provider, Party B, the Support Provider and the Global Trust Manager must execute a Confirmation setting out the terms of the Equivalent-Other Transaction, provided that in each case the Current Rating Agencies confirm that the relevant actions will not cause a reduction or withdrawal of the rating of the [Class/Classes of US Notes].

               For the avoidance of doubt, if the Substitution Notice specifies that either the Transaction under paragraph (b)(i) or the Transactions under paragraphs (b)(ii)(A) and (B) shall become effective as alternatives, and if a counterparty with a Prescribed Joint Rating is not procured by the Support Provider and the Note Trustee under paragraph (b)(ii)(A), the Substitute Transaction must become effective in accordance with paragraph
               (b)(i).

         (c) On the date on which the Substitute Transaction or an Equivalent Transaction and an Equivalent-Other Transaction become effective in accordance with a Substitution Notice under either paragraph (b)(i) or (b)(ii):

               (i)  the Replaced Transaction shall terminate; and

               (ii) the Other Transaction shall terminate.

         (d ) Subject to (e), no Settlement Amount, Unpaid Amounts or other amount under Section 6 or Section 11 shall be payable by, or to, Party B (as the case may be) upon the termination of these transactions.

         (e) The parties acknowledge that on the Effective Date of the Substitute Transaction or the Equivalent Transaction, Party A shall pay to the Support Provider (in the case of the Substitute Transaction) or to the New Currency Swap Provider (in the case of the Equivalent Transaction) the amount equal to the amount (if any) that hypothetically would have been payable by Party A to Party B under Section 6(e)(i)(3) if:

               (i) the Replaced Transaction had been terminated (and it was the only Terminated Transaction);

               (ii) Party A was the Defaulting Party;

               (ii) an Early Termination Date had occurred on the Effective
                    Date; and

              (iii) this Section 16 had not applied in respect of the
                    Replaced Transaction.

               If an amount would have been payable by Party B to Party A, then the Support Provider will pay (in the case of a Substitute Transaction) or procure that the New Currency Swap Provider pays (in the case of an Equivalent Transaction) an amount equal to this amount to Party A.

               Any such amount shall be payable by or to, as the case may be, either the Support Provider in accordance with the terms agreed between them (in the case of the Substitute Transaction), or the New Currency Swap Provider in accordance with the terms agreed between Party A and the New Currency Swap Provider (in the case of the Equivalent Transaction).

         (f)   Definitions. For the purposes of Section 16:

               "Credit Event" means, in relation to Party A, the occurrence at any time of any of the following events with respect to Party
               A:

               (i) failure by Party A to make, when due, any payment under the Replaced Transaction required to be made by it if such failure is not remedied on or before the tenth Business Day after notice of such failure is given to Party A;

               (ii) the occurrence with respect to Party A (and not Party A's
                    Credit Support Provider) of an event specified in Section 5(a)(vii)(1) to (9) inclusive;

              (iii) the occurrence with respect to Party A (and not Party A's
                    Credit Support Provider) of an event specified in Section 5(a)(viii);

               (iv) the occurrence with respect to Party A of an event
                    specified in Section 5(b)(i)(1);

               (v)  on any day on which a failure by Party A under paragraph
                    (i) is subsisting Party A fails to transfer collateral in accordance with this Agreement if such failure is not remedied on or before the second local Business Day after notice of such failure is given to Party A; or

               (vi) the occurrence of:

                    (A) a default, event of default or other similar condition or event (however described) in respect of Party A under an agreement or instrument relating to Specified Indebtedness of Party A in an aggregate amount of not less than the applicable Threshold Amount which has resulted in the Specified Indebtedness becoming due and payable under such agreement or instrument before it would otherwise have been due and payable; or

                    (B) a default by Party A in making one or more payments on the due date thereof in an aggregate amount of not less than the applicable Threshold Amount under an agreement or instrument relating to Specified Indebtedness of Party A (after giving effect to any applicable notice requirement or grace period).

                    For the purposes of this paragraph (vi), "Specified Indebtedness" and "Threshold Amount" shall have the meanings given in the Confirmation for the Replaced Transaction.

               "Equivalent Transaction" means a Transaction governed by a new agreement on the same material terms as this Agreement and on the same material economic terms as the Replaced Transaction, and with the same "Trade Date" as the Replaced Transaction, except that:

               (i)  the New Currency Swap Provider is designated as "Party A";

               (ii) the Support Provider is designated as the new "Support
                    Provider" in relation to Party A;

              (iii) the "Effective Date" is the same date as that specified in the Substitution Notice as the Effective Date for the Equivalent-Other Transaction; and

               (iv) no "Party A Initial Exchange Amount" or "Party B Initial
                    Exchange Amount" are payable under the Transaction.

               "Equivalent-Other Transaction" means a Transaction governed by the Other Agreement and on the same material economic terms as the Other Transaction and with the same Trade Date as the Replaced Transaction, except that:

               (i)  the Support Provider is designated as the new "Party A";

               (ii) the New Currency Swap Provider is designated as the new
                    "Support Provider" in relation to Party A;

              (iii) the "Effective Date" is as specified in the relevant
                    Substitution Notice; and

               (iv) no "Party A Initial Exchange Amount" or "Party B Initial
                    Exchange Amount" are payable under the Transaction.

               "New Currency Swap Provider" has the meaning given in Section 16 (b)(ii)(A).

               "Other Agreement" means the ISDA Master Agreement and Schedule substantially on the same material terms as this Agreement between the Support Provider, Party B, the Global Trust Manager and Party A.

               "Other Transaction" means the Transaction governed by the Other Agreement and on the same economic terms as the Replaced Transaction, with the same Trade Date as the Replaced Transaction, and as specified as such in the relevant Substitution Notice.

               "Replaced Transaction" means the Transaction governed by this Agreement, and specified as such in the relevant Substitution Notice, as referred to in Section 16(a);

               "Substitute Transaction" means a Transaction governed by the Other Agreement, and on the same economic terms as the Other Transaction and with the same Trade Date as the Replaced Transaction, except that:

               (i)  no party is designated as a "Support Provider";

               (ii) the "Effective Date" is as specified in the relevant
                    Substitution Notice;

              (iii) the "Calculation Amounts" applicable to the Floating
                    Amounts payable by the respective parties under the Transaction are the same as the "Calculation Amounts" applicable to the Floating Amounts payable by the respective parties under the Replaced Transaction except that the references to "50%" are substituted by references to "100%";

               (iv) no "Party A Initial Exchange Amount" or "Party B Initial
                    Exchange Amount" are payable under the Transaction; and

               (v)  Sections 15 and 16 do not apply.

               "Substitution Notice" means an irrevocable notice in writing from the Support Provider to Party B and the Global Trust Manager, which may be delivered between [9.00 am] and [4.00 pm] in Sydney on a Business Day in accordance with section 12, and which:

               (i)  describes the occurrence of a Credit Event;

               (ii) specifies the "Effective Date" for an Equivalent-Other
                    Transaction or for a Substitute Transaction (or for either Transactions under Section 16(b)(i) or 16(b)(ii), as alternatives) and, if an Equivalent-Other Transaction is specified, the proposed New Currency Swap Provider and the terms of the Equivalent Transaction (by attaching a proposed Confirmation for the Equivalent Transaction); and

              (iii) confirms that the Termination Date for the Replaced
                    Transaction and the Other Transaction shall be the Effective Date for the Transactions in either Section 16(b)(i), or 16(b)(ii)(A) and (B), as the case may be.

         (f) Section 16 and any related provision in a Confirmation (the "Substitution Provisions") shall not amend, or effect the operation of, any other provision in this Agreement, except to the extent, if any, expressly provided by the Substitution Provisions."

(8)      Payment of A$ amounts by Party B

         Party A acknowledges that:

         (a) it assumes the risk that any Government Agency of an Australian jurisdiction may impose exchange controls, restrictions or prohibitions making it unlawful or requiring that consent be obtained (for any reason) in order for Party B to make payments under this Agreement to Party A in A$ outside Australia or to an account situated outside Australia; and

         (b) if and for so long as any Government Agency of an Australian jurisdiction does impose any controls, restrictions or prohibitions referred to in paragraph (a), then to the extent that Party B makes payments to Party A in A$ in Australia or to an account held by or on behalf of Party A in Australia:

               (i) Party B's obligation to make those payments to Party A will be taken to be satisfied; and

               (ii) Party A's obligations will be unaffected.

(9)      Facsimile Transmission: In Section 12:

         (a)   Replace Section 12(a)(iii) with:

                  "(iii) if sent by facsimile transmission, on the date a
                         transmission report is produced by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient notified for the purpose of this Section unless the recipient notifies the sender within one Business Day of the facsimile being sent that the facsimile was not received in its entirety in legible form;"

         (b )  Insert a new paragraph (vi) in Section 12(a) immediately after
               Section 12(a)(v) as follows:

                    "(vi) if sent by ordinary mail, on the third (seventh, if
                         posted to or from a place outside Australia) day after posting."

(10)     Definitions

         In this Agreement, unless the contrary intention appears:

         (a) Definitions Schedule and Supplemental Deed: unless defined in this Agreement words and phrases defined in the Definitions Schedule and the Supplemental Deed

               (each in the form as at the date of this Agreement) have the same meaning in this Agreement. Where there is any inconsistency in a definition between this Agreement (on the one hand) and the Definitions Schedule or the Supplemental Deed (on the other hand), this Agreement prevails. Where there is any inconsistency in a definition between the Definitions Schedule and the Supplemental Deed, the Supplemental Deed prevails over the Definitions Schedule in respect of the Trust. Where words or phrases used but not defined in this Agreement are defined in the Definitions Schedule in relation to a Trust (as defined in the Definitions Schedule) such words or phrases are to be construed in this Agreement, where necessary, as being used only in relation to the Trust (as defined in the Supplemental Deed);

         (b) Interpretation: references to time are references to Melbourne time, unless stated otherwise;

         (c)   Trustee Capacity:

               (i) a reference to Party B is a reference to Party B in its capacity as trustee of the Trust only, and in no other capacity; and

               (ii) a reference to the undertaking, assets, business, money or other thing of or in relation to Party B is a reference to the undertaking, assets, business, money or other thing of or in relation to Party B in the capacity referred to in paragraph (i) only;

         (d)   Definitions: in Section 14:

               (i) replace the definitions of "Affected Transactions" and "Local Business Day" with the following:

                    ""Affected Transactions" means, with respect to a Termination Event, all Transactions."

                    "Local Business Day" has the same meaning as "Business
                    Day"."

               (ii) insert the following new definitions:

                    "Definitions Schedule" means the deed entitled "National RMBS Trusts Definitions Schedule" dated [ ] between the parties listed in schedule 1 to that deed (as amended from time to time).

                    "Prescribed Rating" means [insert applicable ratings by applicable ratings agencies]

                    "Prescribed Joint Rating" means, in respect of a person, a sufficient credit rating so that the jointly supported credit rating that can be assigned to senior debt jointly supported by the person and the Support Provider: [insert applicable ratings by applicable ratings agencies]

                    "Supplemental Deed" means the National RMBS Trust 200[ ]-
                    [ ] Supplemental Deed dated on or about the date of this Agreement between Party A, the Global Trust Manager, Party B and certain other parties.

                    "Trust" means the National RMBS Trust 200[ ]-[ ] constituted by the Master Trust Deed and a Notice of Creation of Trust.

         (e) ISDA Definitions: The 1991 ISDA Definitions (as supplemented by the 1998 Supplement to the 1991 ISDA Definitions) (each as published by the International Swaps and Derivatives Association, Inc) (the "1991 ISDA Definitions") as at the date of this Agreement are incorporated into this Agreement and each Confirmation.

         (f) Inconsistency: Unless specified otherwise, in the event of any inconsistency between any two or more of the following documents in respect of a Transaction they will take precedence over each other in the following order in respect of that
               Transaction:

               (i)  any Confirmation;

               (ii) this Agreement;

              (iii) the Supplemental Deed;

               (iv) the Definitions Schedule; and

               (v)  the 1991 ISDA Definitions.

         (g)   Swap Transaction: Any reference to a:

               (i) "Swap Transaction" in the 1991 ISDA Definitions is deemed to be a reference to a "Transaction" for the purpose of interpreting this Agreement or any Confirmation; and

               (ii) "Transaction" in this Agreement or any Confirmation is deemed to be a reference to a "Swap Transaction" for the purpose of interpreting the 1991 ISDA Definitions.

         (h) Incorporated Definitions and other Transaction Documents and provisions: Where in this Agreement a word or expression is defined by reference to its meaning in another Transaction Document or there is a reference to another Transaction Document or to a provision of another Transaction Document, any amendment to the meaning of that word or expression or to that other Transaction Document or provision (as the case may be) will be of no effect for the purposes of this Agreement unless and until the amendment is consented to by the parties to this Agreement.

         (i) Clause 14 of Supplemental Deed: Each of Party B and the Support Provider agrees that it will not consent to an amendment of Clause 14 of the Supplemental Deed without the prior consent of Party A.

         (11)  Limitation of Liability: Insert the following Section 17, after
               Section 16:

               "17. Party B's Limitation of Liability

                    Clause 2 of the Definitions Schedule (as at the date of this Agreement) is deemed to be included in full in this Agreement with any consequential changes necessary to give effect to that clause.

         (12)  Send Information: Insert the following new Section 18 after
               Section 17:

               "18  Send Information

                    On each Determination Date the Global Trust Manager will send to each Current Rating Agency such information in the possession of the Global Trust Manager as each Current Rating Agency reasonably requires in relation to the Currency Swap, and any other matters in connection with this Agreement."

(13) Further Assurances: Each party will, upon request by the other party (the "requesting party") at the expense of the requesting party, perform all such acts and execute all such agreements, assurances and other documents and instruments as the requesting party reasonably requires (and, in the case of Party B, are within the powers granted to Party B under the Master Trust Deed) to assure and confirm the rights and powers afforded, created or intended to be afforded or created, under or in relation to this Agreement and each Transaction or other dealing which occurs under or is contemplated by it.

(14) Derivative Contract: The parties acknowledge and agree that for the purposes of the Transaction Documents this Agreement is a Derivative Contract.

(15)     Procedures for Entering into Transactions

         (a) With respect to each Transaction entered into pursuant to this Agreement and for the purposes of Section 9(e)(ii), Party A will, by or promptly after the relevant Trade Date, send Party B, the Global Trust Manager and the Support Provider a Confirmation substantially in the form set out in the Annexure (or in such other form as may be agreed between Party A, Party B, the Global Trust Manager and the Support Provider), and Party B, the Global Trust Manager and the Support Provider must promptly then confirm the accuracy of and sign and return, or request the correction of, such Confirmation.

          (b) Party B will enter into each Transaction in its capacity as trustee of the Trust.

(16) Authorised Person: Each party will be entitled to assume, in the absence of any knowledge to the contrary, that any person signing any Confirmation, notice or other written communication issued in respect of this Agreement on behalf of a party is an Authorised Person of that party.

(17)     Recorded Conversations: Each party:

         (a) consents to the electronic recording of its telephone conversations with another party (or any of its associated persons) with or without the use of an automatic tone warning device;

         (b) will provide transcripts of such recordings (if any) upon reasonable request by another party (at the reasonable cost of the party requesting);

         (c) acknowledges that such recordings and transcripts can be used as evidence by another party in any dispute between them; and

         (d) acknowledges that no party is obligated to maintain copies of such recordings and transcripts for the benefit of another party.

(18) Knowledge or Awareness: Subject to Section 12(a), each party will only be considered to have knowledge or awareness of, or notice of, a thing or grounds to believe anything by virtue of the officers of that party or any Related Entity of that party which have the day to day responsibility for the administration or management of that party's (or a Related Entity of that party's) obligations in relation to the Trust or the Transactions entered into under this Agreement having actual knowledge, actual awareness or actual notice of that thing, or grounds or reason to believe that thing (and similar references will be interpreted in this way).

(19) Amendments to this Agreement: The Global Trust Manager must give 10 Business Days' notice in writing to each Current Rating Agency of any amendments to this Agreement.

(20) Global Trust Manager's Undertaking: The Global Trust Manager, Party A and Party B undertake to comply with their respective obligations under the Supplemental Deed and the other Transaction Documents for the Trust. For the avoidance of doubt, the parties acknowledge and agree that the failure by Party B, the Global Trust Manager or Party A to comply with this undertaking will not give rise to an Event of Default under this Agreement.

(21) Appointment of Global Trust Manager: Party A acknowledges that, under the Master Trust Deed, Party B has appointed the Global Trust Manager as Global Trust Manager of the Trust, with the powers set out in, and upon and subject to the terms of the Master Trust Deed.

         Notwithstanding any other provision of this Agreement, the Global Trust Manager is not liable:

          (i) in connection with anything done by it in good faith and without negligence in reliance upon any document, form or list except where it is actually aware that the document, form or list is not genuine; or

          (ii) if it fails to do anything because it is prevented or hindered from doing it by law or order; or

         (iii) to anyone for payments made by it in good faith to a fiscal authority in connection with Taxes (including Taxes assessed on the income of the Trust) or other charges in respect of a Trust even if the payment need not have been made; or

          (iv) if a person fails to carry out an agreement with the Global Trust Manager in connection with the Trust; or

          (v) to anyone because of any error of law or any matter done or omitted to be done by it in good faith in the event of the liquidation or dissolution of a company (other than a company under its control), except to the extent that any of the foregoing is caused by the Global Trust Manager's own gross negligence, fraud or wilful default.

         Other than as expressly provided for in this Agreement, the Global Trust Manager personally is not a "party" (as that term is used in Section 2(a)(i) of the Master Agreement) under the Agreement for the purposes of determining the obligations, representations and undertakings of each "party" to it.

(22) Appointment of attorney by Party B. Party B hereby exclusively appoints the Global Trust Manager as its attorney to act on Party B's behalf and exercise all rights and powers of Party B with respect to this Agreement. Without limiting the generality of the foregoing, the Global Trust Manager may issue and receive on behalf of Party B all notices, certificates and other communications to or by Party A, under this Agreement until such time as Party B serves written notice on Party A of the revocation of the Global Trust Manager's authority to act on behalf of Party B in accordance with this Part 5(22) of the Schedule.

(23) Deduction or withholding for tax. Section 2 of this Agreement is amended as follows:

          (i) In Section 2(d)(ii)(1) the following words are deleted where they appear:

                    "in respect of which X would not be required to pay an additional amount to Y under section 2(d)(i)(4)".

          (ii) Section 2(d)(i)(4) is deleted in its entirety.

(24)     Events of Default and Termination Events.

          (i) The following provisions of Section 5 will not apply to either Party A or Party B:

               Section 5(a)(ii)
               Section 5(a)(iii)
               Section 5(a)(iv)
               Section 5(a)(v)
               Section 5(a)(vi)
               Section 5(b)(iii)
               Section 5(b)(iv)

(25)     Transfer.  A new paragraph (c) is added to Section 7 as follows:

               "a party may make such a transfer under, or in accordance with, this Agreement or the Master Security Trust Deed."

         and replace the "." at the end of Section 7(b) with "; and".

(26)     Rating downgrade

         (i) [Insert ratings downgrade procedure in respect of each of the applicable ratings agencies]

(27) Currency swap transaction. The parties acknowledge that, unless they otherwise agree, the only Transactions which are to be governed by this Master Agreement are:

         (a) the currency swap which is confirmed by a Confirmation substantially in the form of the Annexure ; and

         (b) any Transaction entered into in accordance with Section 16 of this Agreement or Section 16 of the "Other Agreement" (as defined in Section 16 of this Agreement).

                                   ANNEXURE

                    FORM OF CONFIRMATION FOR CURRENCY SWAP
                  - National RMBS Trust 200[ ]-[ ] ("Trust")

                             [Party A Letterhead]

[        ]

To:           [name of Issuer Trustee] as Trustee of the        [National Global MBS Manager Pty Ltd
              National RMBS Trust 200[ ]-[ ]                    Level 24
              [address of Issuer Trustee]                       500 Bourke Street
                                                                Melbourne VIC 3000]
                                                                Attention:     [Manager, Group Funding]

SWAP CONFIRMATION - CURRENCY SWAP

The purpose of this letter is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below ("Transaction"). This letter constitutes a "Confirmation" as referred to in the Master Agreement specified below.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of [ ], as amended, novated or supplemented from time to time ("Agreement"), between [name and ABN of Party A] ("Party A"), [name of Support Provider] ("Support Provider"), [name and ABN of Issuer Trustee] as trustee of the Trust ("Party B") and National Global MBS Manager Pty Ltd (ABN 36 102 668 226) ("Global Trust Manager"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The terms of the particular Transaction to which this Confirmation relates are as follows:


Trade Date:                                   [        ]

Effective Date:                               [        ]

Termination Date:                             Means the earlier of:

                                              (a) the date that all the
                                                  [Class/Classes of US Notes]
                                                  have been redeemed in full;

                                              (b) the Final Termination Date
                                                  for the Trust; and

                                              (c) the Payment Date falling in
                                                  [month, year],

                                              subject to the Following
                                              Business Day Convention.

US$ Floating Amounts payable
by Party A:

US$ Floating Rate Payer:                      Party A

US$ Floating Rate Payer Currency              On each US$ Floating Rate Payer
Amount:                                       Payment Date, [50]% of the
                                              aggregate Invested Amount
                                              of the [Class/Classes of US
                                              Notes] as at the first day of
                                              the Interest Period ending on
                                              but excluding the US$ Floating
                                              Rate Payer Payment Date (after
                                              taking into account any
                                              reductions in the Invested
                                              Amount of the [Class/Classes of
                                              US Notes] on that day).

US$ Floating Rate Payer Payment               [        ]
Dates:

Floating Rate Option:                         [        ]

Spread: For each payment made on an US$ Floating Rate Payer Payment Date on or before the Payment Date falling in (month, year): plus
                                              [     ]% per annum

                                              For each payment made on an US$
                                              Floating Rate Payer Payment Date
                                              after the Payment Date falling
                                              in [month, year]: plus [ ]% per
                                              annum, except where the
                                              Noteholders of the
                                              [Class/Classes of US Notes] do
                                              not approve of the redemption of
                                              the Notes at their Stated Amount
                                              (instead of their Invested
                                              Amount) in accordance with the
                                              Transaction Documents, in which
                                              case the spread is [ ]% per
                                              annum.

Floating Rate Day Count Fraction:             [          ]

Reset Dates:                                  The first day of each Interest
                                              Period.

A$ Floating Amounts payable by
Party B:

A$ Floating Rate Payer:                       Party B

A$ Floating Rate Payer Currency               On each A$ Floating Rate Payer
Amount:                                       Payment Date 50% of the A$
                                              Equivalent of the aggregate
                                              Invested Amount of the
                                              [Class/Classes of US Notes] as
                                              at the first day of the Interest
                                              Period ending on but excluding
                                              the A$ Floating Rate Payer
                                              Payment Date (after taking into
                                              account any reductions in the
                                              Invested Amount of the
                                              [Class/Classes of US Notes] on
                                              that day).

A$ Floating Rate Payer Payment                [         ]
Dates:

Floating Rate Option:                         [         ]

Spread: For each payment made on an A$ Floating Rate Payer Payment Date before and including the Payment Date in [month, year]; plus [ ]% per annum

                                              For each payment made on an A$
                                              Floating Rate Payer Payment Date
                                              after the Payment Date in
                                              [month, year]: plus [ ]% per
                                              annum, except where the
                                              Noteholders of the
                                              [Class/Classes of US Notes] do
                                              not approve of the redemption of
                                              the Notes at their Stated Amount
                                              (instead of their Invested
                                              Amount) in accordance with the
                                              Transaction Documents, in which
                                              case the spread is [ ]% per
                                              annum.

Floating Rate Day Count Fraction:             [        ]

Reset Dates:                                  The first day of each Interest
                                              Period.

Exchanges

Initial Exchange:

Initial Exchange Date:                        Effective Date

Party A Initial Exchange Amount:              A$[      ], being the A$
                                              Equivalent of the Party B Initial
                                              Exchange Amount.

Party B Initial Exchange Amount:              US$[     ], being [50]% of the
                                              aggregate Initial Invested
                                              Amount of the [Class/Classes of
                                              US Notes] on the Issue Date.

                                              Notwithstanding Section 2(a)(ii)
                                              of the Agreement, Party A must
                                              pay the Party A Initial Exchange
                                              Amount to Party B by [4.00pm]
                                              (Melbourne time) on the Initial
                                              Exchange Date and Party B must
                                              pay Party A the Party B Initial
                                              Exchange Amount by [4.00pm] (New
                                              York time) on the Initial
                                              Exchange Date.

Instalment Exchange:

Instalment Exchange Date:                     Each Payment Date (other than the
                                              Final Exchange Date)

Party A Instalment Exchange                   In respect of an Instalment
Amount:                                       Exchange Date means the US$
                                              Equivalent of the Party B
                                              Instalment Exchange Amount in
                                              relation to that Instalment
                                              Exchange Date.

Party B Instalment Exchange                   In respect of an Instalment
Amount:                                       Exchange Date means [50]% of the
                                              A$ [Class/Classes of US Notes]
                                              Principal in relation to that
                                              Instalment Exchange Date.

Final Exchange:

Final Exchange Date:                          Termination Date (as defined in
                                              this Confirmation).

Party A Final Exchange Amount:                [50]% of the aggregate of the
                                              Stated Amount of the
                                              [Class/Classes of US Notes] on
                                              the Final Exchange Date (as
                                              specified in a notice issued by
                                              Party B or the Global Trust
                                              Manager to Party A which shall
                                              be prima facie
                                              evidence of the amount).

Party B Final Exchange Amount:                The A$ Equivalent of [50]% of the
                                              aggregate of the Stated Amount of
                                              the [Class/Classes of US Notes]
                                              on the Final Exchange Date (as
                                              specified in a notice issued by
                                              Party B or the Global Trust
                                              Manager to Party A which shall
                                              be prima facie evidence amount).


Exchange Rates:

For the purpose of the definitions of
"A$ Equivalent" and "US$
Equivalent":

A$ Exchange Rate:                             A$1 = US$[        ]

US$ Equivalent                                means, in relation to an amount
                                              which is calculated, determined
                                              or expressed in A$ or which
                                              includes a component determined
                                              or expressed in A$, that A$
                                              amount or A$ component (as the
                                              case may be) multiplied by the
                                              A$ Exchange Rate and expressed
                                              in US$

Business Day:                                 New York, Melbourne and Sydney

Business Day Convention:                      Following

Calculation Agent:                            Party A

Account Details Instruction:

Account for payments to Party A:              As advised

Account for payments to Party B:              As  advised

Support Provider Provisions

This Transaction shall be capable of being specified as a Replaced Transaction in accordance with Section 16 of the Agreement. Those provisions shall apply as further specified below.

"Specified Indebtedness" means any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of money borrowed or raised or under any finance lease, redeemable preference share, letter of credit, futures contract, guarantee, indemnity or a transaction of a type described in the last 6 lines of the definition of Specified Transaction.

"Threshold Amount" means US$[       ].

Please confirm that the above correctly sets out the terms of our agreement in respect of the Transaction to which this Confirmation relates by signing and returning it to us by facsimile today.

Yours sincerely



SIGNED for and on behalf of [NAME AND                           SIGNED for and on behalf of [NAME AND
ABN OF ISSUER TRUSTEE] as trustee of



                                      27

the National RMBS Trust 200[ ]-[  ]                             ABN OF PARTY A]



By: ________________________________                            By: _______________________________

      (Authorised Person)                                             (Authorised Person)

Name: ______________________________                            Name: _____________________________

Title:  ____________________________                            Title: ____________________________




SIGNED for and on behalf of NATIONAL GLOBAL MBS                 SIGNED for and on behalf of [NAME OF SUPPORT
MANAGER PTY LTD (ABN 36 102 668 226)                            PROVIDER]


By: _______________________________                             By: _______________________________

      (Authorised Person)                                             (Authorised Person)

Name: ______________________________                            Name: ______________________________

Title: _____________________________                            Title: _____________________________

            EXECUTION PAGES FOR ISDA MASTER AGREEMENT AND SCHEDULE



SIGNED by [..............................]           )
as attorney for [NAME OF PARTY A] under power of     )
attorney dated                                       )
                                                     )
in the presence of:                                  )
                                                     )
................................................      )
Signature of witness                                 )
                                                     )
................................................      )
Name of witness (block letters)                      )
                                                     )
................................................      )
Address of witness                                   )         .......................................................
                                                     )         By executing this agreement the attorney states
................................................      )         that the attorney has received no notice of
Occupation of witness                                )         revocation of the power of attorney
                                                     )




SIGNED by [..............................]           )
as attorney for [NAME OF ISSUER TRUSTEE] under       )
power of attorney dated                              )
[........................................]           )
                                                     )
in the presence of:                                  )
                                                     )
................................................      )
Signature of witness                                 )
                                                     )
................................................      )
Name of witness (block letters)                      )
                                                     )
................................................      )
Address of witness                                   )         .........................................................
                                                     )         By executing this agreement the attorney states
................................................      )         that the attorney has received no notice of
Occupation of witness                                )         revocation of the power of attorney




                                      29




SIGNED by [...............................  ] on     )
behalf of NATIONAL GLOBAL MBS MANAGER PTY LTD in     )
the presence of:                                     )
                                                     )
................................................      )
Signature of witness                                 )
                                                     )
................................................      )
Name of witness (block letters)                      )
                                                     )
................................................      )
Address of witness                                   )
                                                     )         .....................................................
................................................      )         By executing this agreement the signatory
Occupation of witness                                )         states that the signatory has received no
                                                     )         notice of revocation of the authorisation under
                                                     )         which this Agreement is executed.
                                                     )

SIGNED by [...............................  ] on     )
behalf for [NAME OF SUPPORT PROVIDER] in the         )
presence of:                                         )
                                                     )
................................................      )
Signature of witness                                 )
                                                     )         .......... ..............
................................................      )
Name of witness (block letters)                      )
                                                     )
................................................      )
Address of witness                                   )
                                                     )         .....................................................
................................................      )         By executing this agreement each signatory
Occupation of witness                                )         states that the signatory has received no
                                                     )         notice of revocation of the authorisation
                                                     )         under which this Agreement is executed.
                                                     )

                               [NAME OF PARTY A]

[        ]

To:           [name of Issuer Trustee] as Trustee of the        [National Global MBS Manager Pty Ltd
              National RMBS Securities Trust 200[ ]-[ ]         Level 24
              [address of the Issuer Trustee]                   500 Bourke Street
                                                                Melbourne  VIC  3000
                                                                Australia]
              Attention:     [  ]                               Attention:     [Manager, Group Funding]

SWAP CONFIRMATION - CURRENCY SWAP

The purpose of this letter is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below ("Transaction"). This letter constitutes a "Confirmation" as referred to in the Master Agreement specified below.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of [ ], as amended, novated or supplemented from time to time ("Agreement"), between [name and ABN of Party A] ("Party A"), [name of Support Provider] ("Support Provider"), [name and ABN of Issuer Trustee] as trustee of the Trust ("Party B") and National Global MBS Manager Pty Ltd (ABN 36 102 668 226) ("Global Trust Manager"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The terms of the particular Transaction to which this Confirmation relates are as follows:

Trade Date:                                   [        ]

Effective Date:                               [        ]

Termination Date:                             Means the earlier of:

                                              (a)  the date that all the
                                                   [Class/Classes of US Notes]
                                                   have been redeemed in full;

                                              (b)  the Final Termination Date
                                                   for the Trust; and

                                              (c)  the Payment Date falling in
                                                   [month, year],

                                              subject to the Following
                                              Business Day Convention.

US$ Floating Amounts payable
by Party A:

US$ Floating Rate Payer:                      Party A

US$ Floating Rate Payer Currency              On each US$ Floating Rate Payer
Amount:                                       Payment Date, [50]% of the
                                              aggregate Invested Amount of the
                                              Class A Notes [Class/Classes of
                                              US Notes] as at the first day of
                                              the Interest Period ending on
                                              but excluding the US$ Floating
                                              Rate Payer Payment Date (after
                                              taking into account any
                                              reductions in the Invested
                                              Amount of the Class A Notes on
                                              that day).

US$ Floating Rate Payer Payment               [          ]
Dates:

Floating Rate Option:                         [           ]

Spread: For each payment made on an US$ Floating Rate Payer Payment Date on or before the Payment Date falling in [month, year]: plus
                                              [   ]% per annum

                                              For each payment made on an US$
                                              Floating Rate Payer Payment Date
                                              after the Payment Date falling
                                              in [month, year]: plus [ ]% per
                                              annum, except where the
                                              Noteholders of the
                                              [Class/Classes of US Notes] do
                                              not approve of the redemption of
                                              the Notes at their Stated Amount
                                              (instead of their Invested
                                              Amount) in accordance with the
                                              Transaction Documents, in which
                                              case the spread is [ ]% per
                                              annum.

Floating Rate Day Count Fraction:             [        ]

Reset Dates:                                  The first day of each Interest
                                              Period.

A$ Floating Amounts payable by
Party B:

A$ Floating Rate Payer:                       Party B

A$ Floating Rate Payer Currency               On each A$ Floating Rate Payer
Amount:                                       Payment Date [50]% of the A$
                                              Equivalent of the aggregate
                                              Invested Amount of the
                                              [Class/Classes of US Notes] as
                                              at the first day of the Interest
                                              Period ending on but excluding
                                              the A$ Floating Rate Payer
                                              Payment Date (after taking into
                                              account any reductions in the
                                              Invested Amount of the
                                              [Class/Classes of US Notes] on
                                              that day).

A$ Floating Rate Payer Payment                [          ]
Dates:

Floating Rate Option:                         [          ]

Spread:                                       For each payment made on
                                              an A$ Floating Rate Payer
                                              Payment Date before and
                                              including the Payment Date in
                                              [month, year]: plus [ ]% per
                                              annum

                                              For each payment made on an A$
                                              Floating Rate Payer Payment Date
                                              after the Payment Date in
                                              [month, year]: plus [ ]% per
                                              annum, except where the
                                              Noteholders of the
                                              [Class/Classes of US Notes] do
                                              not approve of the redemption of
                                              the Notes at their Stated Amount
                                              (instead
                                              of their Invested Amount) in
                                              accordance with the Transaction
                                              Documents, in which case the
                                              spread is [ ]% per annum.

Floating Rate Day Count Fraction:             [           ]

Reset Dates:                                  The first day of each Interest
                                              Period.

Exchanges

Initial Exchange:

Initial Exchange Date:                        Effective Date

Party A Initial Exchange Amount:              A$[ ], being the A$ Equivalent
                                              of the Party B Initial Exchange
                                              Amount.

Party B Initial Exchange                      US$[ ], being [50]% of the
Amount:                                       aggregate Initial Invested
                                              Amount of the Class A Notes on
                                              the Issue Date.

                                              Notwithstanding Section 2(a)(ii)
                                              of the Agreement, Party A must
                                              pay the Party A Initial Exchange
                                              Amount to Party B by [4.00pm]
                                              (Melbourne time) on the Initial
                                              Exchange Date and Party B must
                                              pay Party A the Party B Initial
                                              Exchange Amount by [4.00pm] (New
                                              York time) on the Initial
                                              Exchange Date.

Instalment Exchange:

Instalment Exchange Date:                     [          ]

Party A Instalment Exchange                   In respect of an Instalment
Amount:                                       Exchange Date means the US$
                                              Equivalent of the Party B
                                              Instalment Exchange Amount in
                                              relation to that Instalment
                                              Exchange Date.

Party B Instalment Exchange                   In respect of an Instalment
Amount:                                       Exchange Date means [50]% of the
                                              A$ [Class/Classes of US Note]
                                              Principal in relation to that
                                              Instalment Exchange Date.

Final Exchange:

Final Exchange Date:                          Termination Date (as defined in
                                              this Confirmation).

Party A Final Exchange Amount:                [50]% of the aggregate Stated
                                              Amount of the [Class/Classes of
                                              US Notes] on the Final Exchange
                                              Date (as specified in a notice
                                              issued by Party B or the Global
                                              Trust Manager to Party A which
                                              shall be prima facie evidence of
                                              the amount).

Party B Final Exchange Amount:                The A$ Equivalent of [50]% of
                                              the aggregate of the Stated
                                              Amount of the [Class/Classes of
                                              US Notes] on the Final Exchange
                                              Date (as specified in a notice
                                              issued by Party B or the Global
                                              Trust Manager to Party A which
                                              shall be
                                              prima facie evidence of the
                                              amount).


Exchange Rates:

For the purpose of the definitions of
"A$ Equivalent" and "US$
Equivalent":

A$ Exchange Rate:                             A$1 = US$[ ]

US$ Equivalent                                means, in relation to an amount
                                              which is calculated, determined
                                              or expressed in A$ or which
                                              includes a component determined
                                              or expressed in A$, that A$
                                              amount or A$ component (as the
                                              case may be) multiplied by the
                                              A$ Exchange Rate and expressed
                                              in US$

Business Day:                                 New York, Melbourne and Sydney

Business Day Convention:                      Following

Calculation Agent:                            Party A

Account Details Instruction:

Account for payments to Party A:              As advised

Account for payments to Party B:              As advised

Support Provider Provisions

This Transaction shall be capable of being specified as a Replaced Transaction in accordance with Section 16 of the Agreement. Those provisions shall apply as further specified below.

"Specified Indebtedness" means any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of money borrowed or raised or under any finance lease, redeemable preference share, letter of credit, futures contract, guarantee, indemnity or a transaction of a type described in the last 6 lines of the definition of Specified Transaction.

"Threshold Amount" means US$[                ].

Please confirm that the above correctly sets out the terms of our agreement in respect of the Transaction to which this Confirmation relates by signing and returning it to us by facsimile today.

Yours sincerely

SIGNED for and on behalf of [NAME AND
ABN OF ISSUER TRUSTEE] as trustee of                            SIGNED for and on behalf of [NAME
the National RMBS Trust 200[ ]-[ ]                              AND ABN OF PARTY A]


By: _______ ___________                                         By: ______ _____________
      (Authorised Person)                                             (Authorised Person)

Name: __________________                                        Name: __________________

Title:__________________                                        Title:   ___________________




SIGNED for and on behalf of NATIONAL GLOBAL MBS                 SIGNED for and on behalf of [NAME OF SUPPORT
MANAGER PTY LTD                                                 PROVIDER]


By: ______ ______                                               By: ______ _________
      (Authorised Person)                                             (Authorised Person)

Name: ______________                                            Name: ______________

Title:   __________________                                     Title:   _____________________________

                                                                By: ______ ______________
                                                                      (Authorised Person)

                                                                Name: _______________________

                                                                Title:   ____________

                               [NAME OF PARTY A]

[        ]

To:           [name of Issuer Trustee] as trustee of the        [National Global MBS Manager Pty Ltd
              National RMBS Trust 200[ ]-[ ]                    Level 24
              [address of Issuer Trustee]                       500 Bourke Street
                                                                Melbourne  VIC  3000
                                                                Australia]
              Attention:     [  ]                               Attention:     [Manager, Group Funding]

SWAP CONFIRMATION - CURRENCY SWAP

The purpose of this letter is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below ("Transaction"). This letter constitutes a "Confirmation" as referred to in the Master Agreement specified below.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA Master Agreement dated as of [ ], as amended, novated or supplemented from time to time ("Agreement"), between [name of Party A] ("Party A"), [name and ABN of Support Provider] ("Support Provider"), [name and ABN of Support Provider] as trustee of the Trust ("Party B") and National Global MBS Manager Pty Ltd (ABN 36 102 668 226) ("Global Trust Manager"). All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The terms of the particular Transaction to which this Confirmation relates are as follows:

Trade Date:                                   [        ]

Effective Date:                               [        ]

Termination Date:                             Means the earlier of:

                                              (a) the date that all the
                                                  [Class/Classes of US Notes]
                                                  have been redeemed in full;

                                              (b) the Final Termination Date
                                                  for the Trust; and

                                              (c) the Payment Date falling in
                                                  [month, year],

                                              subject to the Following
                                              Business Day Convention.

US$ Floating Amounts payable
by Party A:

US$ Floating Rate Payer:                      Party A

US$ Floating Rate Payer Currency              On each US$ Floating Rate Payer
Amount:                                       Payment Date, [50]% of the
                                              aggregate Invested Amount of the
                                              Class A Notes as at the first
                                              day of the Interest Period
                                              ending on but excluding the US$
                                              Floating Rate Payer Payment Date
                                              (after taking into account any
                                              reductions in the Invested

                                              Amount of the [Class/Classes of
                                              US Notes] on that day).

US$ Floating Rate Payer Payment               [              ]
Dates:

Floating Rate Option:                         [              ]

Spread: For each payment made on a US$ Floating Rate Payer Payment Date on or before the Payment Date falling in [month, year]: plus [ ]% per annum

                                              For each payment made on a US$
                                              Floating Rate Payer Payment Date
                                              after the Payment Date falling
                                              in [month, year]: plus [ ]% per
                                              annum, except where the
                                              Noteholders of the
                                              [Class/Classes of US Notes] do
                                              not approve of the redemption of
                                              the Notes at their Stated Amount
                                              (instead of their Invested
                                              Amount) in accordance with the
                                              Transaction Documents, in which
                                              case the spread is [ ]% per
                                              annum.

Floating Rate Day Count Fraction:             [        ]

Reset Dates:                                  The first day of each Interest
                                              Period.

A$ Floating Amounts payable by
Party B:

A$ Floating Rate Payer:                       Party B

A$ Floating Rate Payer Currency               On each A$ Floating Rate Payer
Amount:                                       Payment Date [50]% of the A$
                                              Equivalent of the aggregate
                                              Invested Amount of the
                                              [Class/Classes of US Notes] as
                                              at the first day of the Interest
                                              Period ending on but excluding
                                              the A$ Floating Rate Payer
                                              Payment Date (after taking into
                                              account any reductions in the
                                              Invested Amount of the
                                              [Class/Classes of US Notes] on
                                              that day).

A$ Floating Rate Payer Payment                [          ]
Dates:

Floating Rate Option:                         [           ]

Spread: For each payment made on an A$ Floating Rate Payer Payment Date before and including the Payment Date in [month, year]: plus [ ]% per annum

                                              For each payment made on an A$
                                              Floating Rate Payer Payment Date
                                              after the Payment Date in
                                              [month, year]: plus [ ]% per
                                              annum, except where the
                                              Noteholders of the
                                              [Class/Classes of US Notes] do
                                              not approve of the redemption of
                                              the Notes at their Stated Amount
                                              (instead of their Invested
                                              Amount) in accordance with the

                                              Transaction Documents, in which
                                              case the spread is [ ]% per
                                              annum.

Floating Rate Day Count Fraction:             [        ]

Reset Dates:                                  The first day of each Interest
                                              Period.

Exchanges

Initial Exchange:

Initial Exchange Date:                        Effective Date

Party A Initial Exchange Amount :             A$[      ], being the A$
                                              Equivalent of the Party B
                                              Initial Exchange Amount.

Party B Initial Exchange Amount:              US$[ ], being [50]% of the
                                              aggregate Initial Invested
                                              Amount of the [Class/Classes of
                                              US Notes] on the Issue Date.

                                              Notwithstanding Section 2(a)(ii)
                                              of the Agreement, Party A must
                                              pay the Party A Initial Exchange
                                              Amount to Party B by [4.00pm]
                                              (Melbourne time) on the Initial
                                              Exchange Date and Party B must
                                              pay Party A the Party B Initial
                                              Exchange Amount by [4.00pm] (New
                                              York time) on the Initial
                                              Exchange Date.

Instalment Exchange:

Instalment Exchange Date:                     [          ]

Party A Instalment Exchange                   In respect of an Instalment
Amount:                                       Exchange Date means the US$
                                              Equivalent of the Party B
                                              Instalment Exchange Amount in
                                              relation to that Instalment
                                              Exchange Date.

Party B Instalment Exchange                   In respect of an Instalment
Amount:                                       Exchange Date means [50]% of the
                                              A$ [Class/Classes of US Note]
                                              Principal in relation to that
                                              Instalment Exchange Date.

Final Exchange:

Final Exchange Date:                          Termination Date (as defined in
                                              this Confirmation).

Party A Final Exchange Amount:                [50]% of the aggregate Stated
                                              Amount of the [Class/Classes of
                                              US Notes] on the Final Exchange
                                              Date (as specified in a notice
                                              issued by Party B or the Global
                                              Trust Manager to Party A which
                                              shall be prima facie evidence of
                                              the amount).

Party B Final Exchange Amount:                The A$ Equivalent of [50]% of
                                              the aggregate of the Stated
                                              Amount of the [Class/Classes of
                                              US Notes] on the Final Exchange
                                              Date (as specified in a notice
                                              issued by Party B or the Global
                                              Trust Manager to Party A which
                                              shall be
                                              prima facie evidence of the
                                              amount).

Exchange Rates:

For the purpose of the definitions of
"A$ Equivalent" and "US$
Equivalent":

A$ Exchange Rate:                             A$1 = US$[ ]

US$ Equivalent                                means, in relation to an amount
                                              which is calculated, determined
                                              or expressed in A$ or which
                                              includes a component determined
                                              or expressed in A$, that A$
                                              amount or A$ component (as the
                                              case may be) multiplied by the
                                              A$ Exchange Rate and expressed
                                              in US$

Business Day:                                 New York, Melbourne and Sydney

Business Day Convention:                      Following

Calculation Agent:                            Party A

Account Details Instruction:

Account for payments to Party A:              Name: [        ]
                                              Bank: [        ]
                                              Account No: [        ]
                                              Comments:   [        ]

Account for payments to Party B:              As advised

Support Provider Provisions

This Transaction shall be capable of being specified as a Replaced Transaction in accordance with Section 16 of the Agreement. Those provisions shall apply as further specified below.

"Specified Indebtedness" means any obligation (whether present or future, contingent or otherwise, as principal or surety or otherwise) in respect of money borrowed or raised or under any finance lease, redeemable preference share, letter of credit, futures contract, guarantee, indemnity or a transaction of a type described in the last 6 lines of the definition of Specified Transaction.

"Threshold Amount" means US$[       ].

Please confirm that the above correctly sets out the terms of our agreement in respect of the Transaction to which this Confirmation relates by signing and returning it to us by facsimile today.

Yours sincerely


SIGNED for and on behalf of [NAME AND                           SIGNED for and on behalf of [NAME OF
ABN OF ISSUER TRUSTEE] as trustee of                            PARTY A]
the National RMBS Trust 200[  ]-[ ]
By: __________________                                          By: _______________
      (Authorised Person)                                             (Authorised Person)

Name: _________________                                         Name: ______________

Title: ________________                                         Title:   _____________________________

                                                                By: _____ _______________
                                                                      (Authorised Person)

                                                                Name: _______________________

                                                                Title: _________________



SIGNED for and on behalf of NATIONAL                            SIGNED for and on behalf of [NAME AND
GLOBAL MBS MANAGER PTY LTD                                      ABN OF SUPPORT PROVIDER]

By: _______ __________                                          By: ________________________
      (Authorised Person)                                             (Authorised Person)

Name: ______________                                            Name: ___________________

Title:   __________________                                     Title: ___________________
